                                                                  Exhibit 10.15

THE LIMITED PARTNER INTERESTS EVIDENCED BY THIS AGREEMENT HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY
STATE OR FOREIGN JURISDICTION AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT
COMPLIANCE WITH APPLICABLE FEDERAL, STATE OR FOREIGN SECURITIES LAWS. IN
ADDITION, TRANSFER OR OTHER DISPOSITION OF THE LIMITED PARTNER INTERESTS IS
RESTRICTED AS PROVIDED IN THIS AGREEMENT.

                        Agreement of Limited Partnership

                                       of

                                    GCP, L.P.

                                   dated as of

                                  June 29, 2000

                                TABLE OF CONTENTS

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                                                                            PAGE
                                                                            ----
                                    ARTICLE 1
                               GENERAL PROVISIONS

                                    ARTICLE 2
            GOVERNANCE; MANAGEMENT AND OPERATIONS OF THE PARTNERSHIP

                                    ARTICLE 3
                 CARRIED INTEREST POINTS; CERTAIN OTHER MATTERS

                                    ARTICLE 4
                                    EXPENSES
SECTION 4.01.   Definition of Expenses........................................17
SECTION 4.02.   Responsibility for Partnership Expenses among the Partners....17

                                                                            PAGE
                                                                            ----
                                    ARTICLE 5
                   CAPITAL CONTRIBUTIONS; CLAWBACK OBLIGATIONS
SECTION 5.01.   Capital Contributions.........................................18
SECTION 5.02.   Payment of Capital Contributions..............................18

                                    ARTICLE 6
                  CAPITAL ACCOUNTS; ALLOCATIONS; DISTRIBUTIONS
SECTION 6.01.   Principles of Distributions Attributable to Invested
                   Capital....................................................19
SECTION 6.02.   Principles of Distributions Attributable to Carried

SECTION 6.07.   Segregated Accounts; Netting of Carried Interest Shares;
                   Distributions from Segregated Accounts.....................23
SECTION 6.08.   Loans and Withdrawal of Amounts Allocated to Capital
                   Accounts...................................................25
SECTION 6.09.   Repayment of Certain Distributions............................25

                                    ARTICLE 7
                     REPORTS TO INDIVIDUAL LIMITED PARTNERS
SECTION 7.01.   Reports.......................................................25

                                    ARTICLE 8
                         EXCULPATION AND INDEMNIFICATION
SECTION 8.01.   Exculpation and Indemnification...............................26

                                    ARTICLE 9
                   DURATION AND DISSOLUTION OF THE PARTNERSHIP

                                   ARTICLE 10
                 TRANSFERABILITY OF A LIMITED PARTNER'S INTEREST

                                       ii

                                   ARTICLE 11
                  TRANSFERABILITY OF GENERAL PARTNER'S INTEREST
SECTION 11.01.  Transferability of General Partner's Interest.................32

                                   ARTICLE 12
                                  MISCELLANEOUS

                                   ARTICLE 13
                              CLAWBACK OBLIGATIONS

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                                    GCP, L.P.
     (a limited partnership formed under the laws of the State of Delaware)

     This AGREEMENT OF LIMITED PARTNERSHIP OF GCP, L.P. dated and effective as of June 29, 2000 is entered into by and among GCP, LLC, a Delaware limited liability company, as the general partner, Greenhill & Co., LLC, a Delaware limited liability company, as a limited partner, the Individual Limited Partners party hereto and such other persons who are admitted as Individual Limited
Partners from time to time in accordance with this Agreement, each in the capacity as a Partner.

                                   WITNESSETH:

     WHEREAS, Greenhill Capital Partners, LLC (the "Company"), was formed as a
Delaware limited liability company on February 17, 2000 by Robert F. Greenhill,
Robert H. Niehaus and Scott L. Bok (each a "Member" and collectively the
"Members");

     WHEREAS, on the date hereof, by written consent, the Members approved the conversion of the Company to a Delaware limited partnership and approved this
Agreement;

     WHEREAS, on the date hereof, the Company was converted to a Delaware limited partnership pursuant to Section 18-216 of the Delaware Limited Liability
Company Act (6 Del. C. Section 18-101 et seq.), as amended from time to time, and Section 17-217 of the Delaware Revised Uniform Limited Partnership Act (6
Del. C. Section 17-101 et seq.), as amended from time to time (the "Delaware
Act"), by causing the filing with the Secretary of State of the State of
Delaware of a Certificate of Conversion to Limited Partnership and a Certificate
of Limited Partnership (the "Conversion"); and

     WHEREAS, upon the effectiveness of the Conversion, GCP, LLC shall become the sole general partner of the Partnership and Greenhill and the Individual
Limited Partners shall become the limited partners of the Partnership.

     NOW THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1
                               GENERAL PROVISIONS

     SECTION 1.01. Definitions. Capitalized terms used herein without definition have the meanings assigned to them in Appendix A hereto.

     SECTION 1.02. Formation; Conversion. Effective as of the time of the
Conversion, (i) the limited liability company agreement of the Company, as amended, is replaced and superseded in its entirety by this Agreement in respect of all periods beginning on or after the Conversion, (ii) GCP, LLC is automatically admitted to the Partnership as the sole general partner of the
Partnership, (iii) Greenhill and the Individual Limited Partners are
automatically admitted to the Partnership as limited partners of the
Partnership, and (iv) the Partners are continuing the business of the Company without dissolution in the form of a Delaware limited partnership governed by this Agreement. In accordance with Section 17-217(g) of the Delaware Act, the
Partnership shall constitute a continuation of the existence of the Company in the form of a Delaware limited partnership and, for all purposes of the laws of the State of Delaware, shall be deemed to be the same entity as the Company.

     SECTION 1.03. Name of the Partnership. The name of the Partnership is GCP,
L.P. The business of the Partnership shall be conducted under such name or such other names (upon notice to all the Limited Partners) as the General Partner may
from time to time determine.

     SECTION 1.04. Purposes of the Partnership and Powers. The Partnership is
formed for the object and purpose of, and the nature of the business to be conducted and promoted by the Partnership, is engaging in any lawful act or activity for which limited partnerships may be formed under the Delaware Act and engaging in any and all activities necessary or incidental to the foregoing.
Without limiting the generality of the foregoing, the purpose of the Partnership is also to act as the general partner of Greenhill Capital Partners, L.P.,
Greenhill Capital Partners (Cayman), L.P., Greenhill Capital Partners
(Executives), L.P., and Greenhill Capital, L.P. (the "Funds"). In furtherance of its purposes, (a) the Partnership shall have and may exercise all of the powers now or hereafter conferred by Delaware law on limited partnerships formed under the Delaware Act, including without limitation, all of the powers that may be exercised on behalf of the Partnership by any of its Partners, and (b) the
Partnership shall have the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or for the protection and benefit of the Partnership.

     SECTION 1.05. Office; Registered Agent. (a) The Partnership's registered agent and office in the State of Delaware shall be The Corporation Trust
Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle
County, Delaware 19801.

     (b) The business address of the Partnership shall be 31 West 52nd Street,
New York, New York 10019, or (upon notice to all the Limited Partners) such other address as may be designated by the General Partner.

     SECTION 1.06. Title to Partnership Property. (a) All property of the
Partnership, whether real or personal, tangible or intangible, shall be owned by the Partnership as an entity, and no Partner, individually, shall have any direct ownership interest in such property. Title to all such property shall be held in the name of the Partnership and all securities shall be registered in the name of the Partnership.

     (b) The Partnership shall, subject to the terms of this Agreement, be the exclusive beneficial holder of all securities and other property acquired in connection with any investment made by the Partnership and of any property transferred to the Partnership, and the Partnership shall make any such filings as may be required or desirable in connection therewith.

     (c) Any and all rights, including, without limitation, voting rights, rights to consent to, object to or grant waivers with respect to partnership, limited partnership and corporate action, rights to sell, transfer or encumber any securities or other property held by the Partnership and any rights arising out of or relating to any documents the Partnership is party to, including the right to consent to or object to any proposed amendment or modification thereof or waiver thereunder, shall be vested exclusively in the Partnership and shall be exercised only by the Partnership and no Partner either alone or acting with one or more other Partners shall have any such rights with respect to such securities or property.

     SECTION 1.07. Filing of Certificates. The General Partner is hereby authorized to execute, deliver and file, or to cause the execution, delivery and filing of, all certificates (and all amendments and/or restatements thereof)
required or permitted by the Delaware Act to be filed in the office of the
Secretary of State of the State of Delaware and any other certificates, notices, statements or other instruments (and any amendments or restatements thereof)
necessary or advisable for the formation of the Partnership or the operation of the Partnership in all jurisdictions where the Partnership may elect to do business.

     SECTION 1.08. Admission of Limited Partners. Greenhill and each of the
Individual Limited Partners whose names appear on Schedule I shall be admitted to the Partnership on the date hereof as a Limited Partner (and shall be shown as such on the books and records of the Partnership) upon the execution and delivery by (or, pursuant to a power-of-attorney, on behalf of) such Limited
Partner and the General Partner of counterparts of this Agreement. Upon the execution and delivery of this Agreement, GCP, LLC shall be admitted to the
Partnership as a general partner of the Partnership.

     SECTION 1.09. Subsequent Admission of Individual Limited Partners. (a) At
any time, the General Partner may cause the Partnership to admit additional
Persons as Individual Limited Partners; provided that no Person may be admitted to the Partnership if, as a result of such admission, the Partnership or any of the Funds would not be exempt from the provisions of the Investment Company Act.
Such Person shall become an Individual Limited Partner (and shall be shown as such on the books and records of the Partnership) upon execution and delivery by
(or, pursuant to a power-of-attorney, on behalf of) such Person and the General
Partner of counterparts of this Agreement. The admission of any additional
Individual Limited Partner to the Partnership pursuant to this Section 1.09 shall not require the approval of any Individual Limited Partner existing immediately prior to such admission.

     (b) The Individual Limited Partners shall share in distributions or items of income or gain of the Partnership attributable to any Fund Investment made prior to the date such Person becomes an Individual Limited Partner to the extent set forth in Articles 3 and 6.

     (c) No additional Individual Limited Partner shall be admitted to the
Partnership if the admission of such Individual Limited Partner would, in the judgment of the General Partner (i) jeopardize the status of the Partnership as a partnership for United States federal income tax purposes, (ii) cause a dissolution of the Partnership under the Delaware Act, (iii) cause the
Partnership's assets to be deemed "plan assets" for purposes of ERISA, (iv)
cause the Partnership to be an "investment company" within the meaning of the
Investment Company Act (except for purposes of Section 12(d)(1) thereunder), (v)
cause the Partnership to be in violation of the Advisers Act, or (vi) violate, or cause the Partnership to violate, any applicable law or regulation, including any applicable federal or state securities laws.

     (d) Notwithstanding anything herein to the contrary, each Partner hereby approves of any amendment of this Agreement and of the Certificate of Limited
Partnership necessary to effect the admission of any Person as a Partner pursuant to Section 1.08 or this Section 1.09 or Article 10. Any amendment to this Agreement permitted under this paragraph (d) may be executed by the General
Partner on behalf of each other Partner pursuant to the Power of Attorney given by each other Partner to the General Partner pursuant to Section 12.08.

                                    ARTICLE 2
            GOVERNANCE; MANAGEMENT AND OPERATIONS OF THE PARTNERSHIP

     SECTION 2.01. Management of the Partnership. The business and affairs of the Partnership shall be managed by and under the direction of the General
Partner. Except as otherwise expressly provided herein, the General Partner shall have complete and exclusive discretion in the management and control of the affairs and business of the Partnership, and shall possess all powers necessary, convenient or appropriate to carrying out the purposes and business of the Partnership and to perform all acts and enter into and perform all contracts and other undertakings that it may deem necessary or advisable or incidental thereto, including doing all things and taking all actions necessary to carry out the terms and provisions of this Agreement (and is hereby authorized and directed, on behalf of the Partnership, to do all such things and to take all such actions without any further act, vote, consent or approval of any Partner). Except as otherwise expressly provided herein, the General Partner may delegate such general or specific authority to officers, Partners, employees or agents of the Partnership as the General Partner considers desirable from time to time, and such officers, Partners, employees or agents of the
Partnership may, subject to any restraints or limitations imposed by the General
Partner, exercise the authority granted to them.

     SECTION 2.02. Powers of the General Partner. Without limiting the generality of the authority of the General Partner set forth in Section 2.01, the General Partner hereby is authorized and empowered in the name and on behalf of the Partnership and to the extent applicable and permitted under this
Agreement and the Fund Partnership Agreements:

     (a) to serve as the general partner of the Funds;

     (b) to acquire and hold the Partnership's general partner interest in the
Funds, and to sell, transfer, exchange, or otherwise dispose of such interests, and otherwise to exercise all rights, powers, privileges, options and other incidents of ownership or possession with respect to such interests or any other assets or property held or owned by the Partnership or the Funds;

     (c) to employ attorneys and accountants of the Partnership, which attorneys and accountants may also serve as counsel and auditors to the Funds or any of their respective Affiliates;

     (d) to deposit the funds of the Partnership in the Partnership name in any bank or trust company and to entrust to any such bank or trust company any of the securities, monies, documents and papers belonging to or relating to the
Partnership, or to deposit in and entrust to any brokerage firm that is a member of any national securities exchange any of said funds, securities, monies, documents and papers;

     (e) to set aside funds for reasonable reserves, reasonably anticipated contingencies and reasonable working capital in the Partnership and the Funds;

     (f) to make such elections under the Code and other relevant tax laws as to the treatment of items of Partnership income, gain, loss and deduction, and as to all other relevant matters, as the General Partner deems necessary, appropriate or advisable, including elections referred to in Section 754 of the
Code, and a determination of which items of cash outlay are to be capitalized or treated as current expenses;

     (g) to sue, prosecute, settle or compromise all claims against third parties, to compromise, settle or accept judgment in respect of claims against the Partnership and to execute all documents and make all representations, admissions and waivers in connection therewith;

     (h) to enter into, make and perform all contracts, agreements, instruments and other undertakings as the General Partner may determine to be necessary, advisable or incidental to carrying out of the objects and purposes of the
Partnership;

     (i) to cause the execution and delivery of such documents and performance of such acts consistent with the terms of this Agreement as may be necessary to comply with the requirements of law for the formation, qualification and operation of a limited partnership under the laws of each jurisdiction in which the General Partner determines it is necessary or advisable for the Partnership to conduct business; and

     (j) to do and perform everything that may be necessary, advisable, suitable or proper for the conduct of the Partnership's business for the carrying out of the purposes and objects hereinbefore enumerated, including the delegation to any Person or Persons of such functions and authorities as the General Partner may determine.

Any Person not a party to this Agreement dealing with the Partnership shall be entitled to rely conclusively upon the power and authority of the General
Partner to bind the Partnership in all respects, and to authorize the execution of any and all agreements, instruments and other writings on behalf of and in the name of the Partnership as and to the extent set forth in this Agreement.

Notwithstanding any other provision of this Agreement, the Partnership, and the
General Partner on behalf of the Partnership, may execute, deliver and perform the Fund Partnership Agreements, subscription agreements with the limited partners of the Funds, the Management Agreement among Greenhill Fund Management
Co., LLC and each Fund, any agreements to induce a Person to purchase interests in the Funds, and any amendments to such documents, all without any further act, vote or approval of any Partner or other Person. The General Partner is hereby authorized to enter into and perform on behalf of the Partnership the documents described in the immediately preceding sentence, but such authorization shall not be deemed a restriction on the power

of the General Partner to enter into other documents on behalf of the
Partnership (subject to any other restrictions expressly set forth in this
Agreement).

     SECTION 2.03. Advisory Committee. (a) The Partnership shall have an
Advisory Committee consisting of all the Limited Partners. The General Partner will meet regularly with the Advisory Committee to evaluate and discuss potential investments and to review the performance of existing investments of the Funds. Any actions taken by the Advisory Committee shall be advisory only and the General Partner shall not be required or otherwise bound to act in accordance with any such actions.

     (b) Each Limited Partner agrees, in consideration for sharing in the
Carried Interest Points hereunder, to participate in meetings of the Advisory
Committee and, in connection with its role on the Advisory Committee, to provide the Partnership with the benefit of his knowledge and judgment in the decision-making process with respect to the acquisition and disposition of
Investments by the Funds.

     (c) Notwithstanding anything to the contrary contained herein, the members of the Advisory Committee shall not be deemed to be participating in the control of the business of the Partnership within the meaning of the Delaware Act as a result of any actions taken by the Advisory Committee or any member of the
Advisory Committee.

     (d) Notwithstanding anything to the contrary contained in this Agreement, in no event shall a member of the Advisory Committee be considered a general partner of the Partnership by agreement, estoppel, as a result of the performance of its duties, or otherwise.

     SECTION 2.04. Transactions with Affiliates. To the extent permitted by applicable law, the Partnership is hereby authorized to purchase property, securities, options or other assets from, sell property, securities, options or other assets to, borrow funds from, or otherwise deal with, Greenhill (acting other than in its capacity as a Limited Partner), any Affiliate of Greenhill, any Person in which a Fund Investment has been or is proposed to be made, any
Person having an interest in such Fund Investment (or any underlying assets) or any Affiliate of any such Persons; provided that (i) any such dealing (A) shall be on terms no less favorable to the Partnership than would be available from unaffiliated Persons and (B) shall not otherwise be in violation of this
Agreement. In connection with any services performed by any Affiliate of
Greenhill for the Partnership, such Affiliate shall be entitled to be compensated by the Partnership for such services to the extent such compensation is a Partnership Expense, and the amount of such compensation shall be determined by the General Partner in its discretion; provided that such compensation at any time shall not exceed the amount such Affiliate would customarily receive from third parties as compensation at such time for the performance of similar services. Each Individual Limited Partner acknowledges and agrees that the purchase or sale of property or other assets, the performance of services, other dealings or the receipt of compensation may give rise to conflicts of interest between the Partnership

and the Individual Limited Partners, on the one hand, and Greenhill or any
Affiliate of Greenhill, on the other hand.

     SECTION 2.05. Other Activities. Nothing contained in this Agreement shall be deemed to prohibit or otherwise limit any Partner (or Affiliate thereof) from entering into transactions with the Partnership, making investments in Persons or assets in which Fund Investments have been or are proposed to be made, in
Persons having an interest in such Fund Investments (or any underlying assets)
or in any Affiliates of any such Persons or providing financing to any such
Person.

     SECTION 2.06. Books and Records; Accounting Method; Fiscal Year. (a) The
Partnership shall keep or cause to be kept at the address of the Partnership (or at such other place as shall be notified to the Limited Partners in writing)
full and accurate books and records of the Partnership. Each Limited Partner shall be shown as a Limited Partner on such books and records. Subject to
Sections 2.06(b) and 3.06, such books and records shall be available, upon 10
Business Days' notice to the General Partner, for inspection at the offices of the Partnership at reasonable times during business hours on any Business Day by each Limited Partner or his duly authorized agents or representatives for a purpose reasonably related to such Individual Limited Partner's interest as a
Limited Partner.

     (b) Each Individual Limited Partner agrees that (i) the books and records of the Partnership contain confidential information relating to the Partnership and its affairs and (ii) except for information otherwise required to be provided or made available to Individual Limited Partners pursuant to this
Agreement, the General Partner may, to the maximum extent permitted by applicable law, keep confidential from the Individual Limited Partners any information (excluding any financial statements of the Partnership and underlying documentation supporting such financial statements) the disclosure of which the General Partner reasonably believes is adverse to the interests of the
Partnership (including information relating to any Fund Investment or underlying assets or any Person that is, directly or indirectly, the subject of any Fund
Investment) or which the Partnership, Greenhill or the General Partner is required by law, agreement or otherwise to keep confidential.

     (c) Except as otherwise provided in this Agreement, the Partnership's books of account shall be kept on the same basis followed by the Partnership for federal income tax purposes.

     SECTION 2.07. Partnership for Tax Purposes; Partnership Tax Returns. (a)
The Partners agree that it is their intention that the Partnership shall be treated as a partnership for purposes of United States federal, state and local income tax laws, and further agree not to take any position or make any election, in a tax return or otherwise, inconsistent therewith. In furtherance of the foregoing, the Partnership will file an information return as a partnership for United States federal income tax purposes. If a change in applicable

law (including a revenue ruling, revenue procedure or other administrative pronouncement) would cause the Partnership not to be treated as a partnership for United States federal income tax purposes, the Partners shall endeavor in good faith to reach an agreement on restructuring the Partnership so that it will be so treated (which may, subject to the following proviso, entail a merger of the Partnership into an entity treated as a partnership for federal income tax purposes); provided that no Limited Partner shall be required to agree to any restructuring that it reasonably determines would have an adverse effect on the assets, properties, business or condition, or otherwise would be adverse to the interests of or cause the incurrence of any material expenditure by, such
Limited Partner or any Affiliate of such Limited Partner.

     (b) The General Partner shall cause to be prepared and timely filed all tax returns required to be filed for the Partnership. Subject to paragraph (a)
above, the General Partner may, in its discretion, make, or refrain from making, any federal, state or local income or other tax elections for the Partnership that it deems necessary or advisable, including an election pursuant to Code
Section 754.

     (c) The General Partner is hereby designated as the Partnership's "Tax
Matters Partner" under Code Section 6231(a)(7). The Tax Matters Partner is specifically directed and authorized to take whatever steps the General Partner, in its discretion, deems necessary or desirable to perfect such designation, including filing any forms or documents with the Internal Revenue Service and taking such other action as may from time to time be required under Treasury regulations. Expenses incurred by the Tax Matters Partner, in its capacity as such, will be Partnership Expenses. Any Limited Partner shall have the right to participate in any administrative proceedings relating to the determination of
Partnership items at the Partnership level. Each Individual Limited Partner that elects to participate in such proceedings shall be responsible for any expenses incurred by such Individual Limited Partner in connection with such participation. Further, an Individual Limited Partner shall notify the Tax
Matters Partner in a timely manner of its intention to: (i) file a notice of inconsistent treatment under Code Section 6222(b); (ii) file a request for administrative adjustment of Partnership items; (iii) file a petition with respect to any Partnership item or other tax matters involving the Partnership;
or (iv) enter into a settlement agreement with the Secretary of the Treasury with respect to any Partnership items. Upon any such notification, the Tax
Matters Partner may, if it agrees with the Individual Limited Partner's position, elect (at its discretion) to make such filing or enter into such agreement, as applicable and practicable, on behalf of the Partnership. The expenses in connection with any resulting audits or adjustments of an Individual
Limited Partner's tax return shall be borne solely by the affected Individual
Limited Partner.

     (d) The General Partner may, in its discretion, take appropriate steps on behalf of the Partnership that it deems necessary or advisable to comply with the laws of non-U.S. jurisdictions.

     SECTION 2.08. Confidentiality. (a) Each Individual Limited Partner agrees to keep confidential, and not to make any use of (other than for purposes reasonably related to his interest in the Partnership or for purposes of filing such Individual Limited Partner's tax returns or for other routine matters required by law) nor to disclose to any Person (other than to appropriate employees of Greenhill or its Affiliates associated with the business of the
Partnership), any Proprietary Information or any other information or matter relating to the Partnership or any Fund and its respective affairs or to any
Partnership or Fund Investment (other than disclosure to employees, agents, advisors, or representatives of the Partnership responsible for matters relating to the Partnership (each such Person being hereinafter referred to as an
"Authorized Representative")); provided that such Individual Limited Partner and such Authorized Representatives may make such disclosure to the extent that (i)
the information being disclosed is publicly known at the time of proposed disclosure by such Individual Limited Partner or Authorized Representative, (ii)
the information subsequently becomes publicly known through no act or omission of such Individual Limited Partner or Authorized Representative, (iii)such disclosure, in the written opinion of legal counsel of such Individual Limited
Partner reasonably acceptable to the General Partner, is required by law or regulation or by any regulatory authority or self-regulatory organization having jurisdiction over such Individual Limited Partner or (iv) such disclosure is approved in advance by the General Partner. Prior to making any disclosure required by law, regulation, regulatory authority or self-regulatory organization, each Individual Limited Partner shall notify the General Partner of such disclosure and deliver to the General Partner the opinion referred to above. Prior to any disclosure to any Authorized Representative, each Individual
Limited Partner shall advise such Authorized Representative of the obligations set forth in this Section 2.08(a) and obtain the agreement of such Person to be bound by the terms of such obligation.

     (b) The obligations of each Individual Limited Partner under this Section
2.08 shall survive for a period of five years after the date such Individual
Limited Partner ceases to be a Limited Partner. If the Partnership is dissolved, the obligation of each Individual Limited Partner under this Section 2.08 who is an Individual Limited Partner at the time of such dissolution shall survive for a period of five years thereafter.

     (c) Each party acknowledges and agrees that the covenants contained in this
Section 2.08 have been negotiated in good faith by the parties hereto, are reasonable and are not more restrictive or broader than are necessary to protect the interests of the Limited Partners and the Partnership, and would not achieve their intended purpose if they were on different terms or for periods of time shorter than the periods of time provided herein. Each party further acknowledges and agrees that the business of the Partnership and the Funds is highly competitive, that no party hereto would enter into this Agreement but for the covenants contained in this Section 2.08 and that such covenants are essential to protect the value of the business of the Partnership and the Funds.

                                       10

     SECTION 2.09. Investment of Funds. Cash held by the Partnership, including all amounts being held by the Partnership for future investment in Fund
Investments, payment of expenses or distributions to Limited Partners may be invested in such instruments as the General Partner, or any Person which it has retained to manage such cash, in its discretion deems appropriate.

     SECTION 2.10. Other Authority. The General Partner agrees to use its best efforts to operate the Partnership in such a way that (i) the Partnership would be exempt from the provisions of the Investment Company Act, (ii) none of the
Partnership's assets would be deemed to be "plan assets" for purposes of Section
4975 of the Code or ERISA, (iii) the Partnership would be in compliance with the
Advisers Act, and (iv) the Partnership would be in compliance with any other material law, regulation, order or guideline applicable to the Partnership. The
General Partner is hereby authorized to take any action it has determined in good faith to be necessary or desirable in order for (i) the Partnership's assets not to be "plan assets" for purposes of ERISA, (ii) the Partnership to be exempt from the provisions of the Investment Company Act, (iii) the Partnership
not to be in violation of the Advisers Act and (iv) the Partnership not to be in
violation of any other material law, regulation, order or guideline applicable to the Partnership, including, in each case, (x) making any structural, operating or other changes in the Partnership by amending this Agreement, (y)
requiring the sale in whole or in part of an Individual Limited Partner's limited partner interest in the Partnership with respect to or as a result of whom such violation arose, or otherwise causing the withdrawal of such
Individual Limited Partner from the Partnership, or (z) dissolving the
Partnership. Any action taken by the General Partner pursuant to Section 2.10 shall not require the approval of any Individual Limited Partner.

                                    ARTICLE 3
                 CARRIED INTEREST POINTS; CERTAIN OTHER MATTERS

     SECTION 3.01. General Provisions. (a) The General Partner shall be solely responsible for making all determinations as to the Carried Interest Points in accordance with this Article 3, at such times and in such amounts as it shall deem advisable.

     (b) Neither the General Partner nor any of its members shall be liable to the Partnership or the Limited Partners for anything whatsoever in connection with this Agreement except for the gross negligence or willful misconduct of the
General Partner or its members. In the performance of their respective functions with respect to this Agreement, the General Partner and its members shall be entitled to rely upon information and advice furnished by officers, accountants or legal counsel of Greenhill or its Affiliates, or by any other party the
General Partner or its members deem necessary or appropriate as to matters the
General Partner or its members reasonably believe are within such other person's professional or expert competence and who has been selected with

                                       11

reasonable care by or on behalf of the Partnership, and the General Partner and its members shall not be liable to the Partnership or the Limited Partners for any action taken or not taken in good faith reliance upon any such advice. The
General Partner may delegate such of its responsibilities hereunder as the
General Partner deems appropriate to one or more officers or directors of
Greenhill or its Affiliates and in performing such delegated responsibilities, such persons shall have the benefit of all the protections afforded the General
Partner and its members under this Agreement.

     SECTION 3.02 Assignment of Carried Interest Points. (a) On or prior to
January 1 of each fiscal year, or as soon as practicable thereafter (the "Annual
Allocation Date"), (i) the General Partner shall assign each Partner (including the General Partner) a number (which may include fractional numbers) of carried interest points (the "Carried Interest Points"), and (ii) Greenhill shall be assigned 10 Carried Interest Points, or such other amount as determined by the
General Partner (the "Greenhill Points"), in each case for all Fund Investments made by all Funds during the fiscal year commencing on such January 1 (the
"Carried Interest Annual Pool"). The aggregate number of Carried Interest Points for any Fund Investment shall be 200, and the amount of the Carried Interest with respect to each Fund Investment for such fiscal year allocated to a Partner shall be calculated by multiplying the Carried Interest by a fraction, the numerator of which shall be the number of points so assigned and the denominator of which shall be 200. Each Carry Participating Partner's share of the Carried
Interest for any Fund Investment is referred to herein as his "Carried Interest
Share". With respect to each Fund Investment made during the 2000 fiscal year and with respect to Partners who have been admitted as such on the date of this
Agreement, the Carried Interest Points shall be set forth in Schedule I to this
Agreement with respect to such Partner (the "Allocation Schedule"), which shall be maintained by the General Partner and the Partnership and updated to reflect any changes in the allocation of Carried Interest Points. The General Partner shall advise each Partner of such Partner's Carried Interest Points in effect at any time, and the General Partner may, in its discretion, to the maximum extent permitted by applicable law, decline to disclose such Carried Interest Points to any other Person. With respect to each Fund Investment made during any fiscal year, the Carried Interest Points (as determined in accordance with this Section
3.02(a) or adjusted in accordance with this Article 3) of each Partner having an interest in such Fund Investment shall be set forth in the Allocation Schedule.
Except as otherwise provided in this Article 3, such Carried Interest Points shall not be changed after they are determined in accordance with this Section
3.02(a).

     (b) The General Partner may award Carried Interest Points to newly admitted
Partners and may award additional Carried Interest Points to existing Partners at any time during the course of a fiscal year. In making such award the General
Partner may, in its discretion, determine whether the Carried Interest Points assigned to such Person shall be calculated as if such Person was admitted as a
Partner on the date such award was determined or any other date or in any other manner that the General Partner in its discretion shall determine is appropriate in light of the circumstances giving rise to such

                                       12

determination. Such awards shall be made either from Reserved Carried Interest
Points, from Reallocated Carried Interest Points, from Forfeited Carried
Interest Points or through a reallocation of Carried Interest Points as provided in Section 3.03.

     (c) Notwithstanding anything in this Agreement to the contrary, the General
Partner may, in its discretion, elect to reserve a portion of the Carried
Interest Points for allocation at any time during the period ending on January
31 of the fiscal year next succeeding the fiscal year for which an allocation of
Carried Interest Points has been made to any Partner (the "Reserved Carried
Interest Points"). During any fiscal year, all Reserved Carried Interest Points with respect to the Fund Investments made during such fiscal year shall be initially allocated to Greenhill. From time to time during each fiscal year, the
General Partner will assign such Reserved Carried Interest Points to Partners, pursuant to an Assignment of Carried Interest Points as provided in Schedule II
(either for an annual basis or an investment by investment basis) and the
Allocation Schedule shall be revised accordingly to reflect such award. If the
Reserved Carried Interest Points have not been so allocated by January 31 of the next succeeding fiscal year, they shall be allocated pro rata among the Partners based on each Partner's Carried Interest Share in the relevant Fund Investments.

     (d) If any Carried Interest Points awarded to any Partner are later surrendered or forfeited by such Partner or otherwise reduced in accordance with this Article 3, such surrendered, forfeited or reduced Carried Interest Points shall, unless otherwise determined by the General Partner in its discretion, be reallocated to the other Partners on a pro rata basis in accordance with their
Carried Interest Share in the relevant Fund Investments.

     SECTION 3.03 Pro Rata Dilution. Initially, the Carried Interest Points for
the Carried Interest Annual Pool for 2000 will be allocated as set forth in
Schedule I. If an additional Partner admitted to the Partnership following the award of Carried Interest Points in any fiscal year or any other Partner receives a Carried Interest Point award which the General Partner determines is not to come from Reserved Carried Interest Points, from Reallocated Carried
Interest Points or from Forfeited Carried Interest Points, the number of Carried
Interest Points of the Partners will be reduced on a pro rata basis by the number of Carried Interest Points so awarded unless otherwise determined by the
General Partner.

     SECTION 3.04 No Right to Awards or Continued Employment. No Partner shall have any claim or right to receive any award of Carried Interest Points hereunder. Neither this Agreement nor any action taken or omitted to be taken hereunder shall be deemed to create or confer on any Partner any right (i) to be retained in the employ of Greenhill or the Partnership or any Affiliate thereof or (ii) to interfere with or to limit in any way the right of Greenhill or the
Partnership or any Affiliate thereof to terminate the employment of such Partner at any time or to transfer his or her employment within Greenhill or the
Partnership or any Affiliate thereof to other activities from time to time.

                                       13

     SECTION 3.05 Effect of Termination of Employment. (a) An Individual Limited
Partner whose employment with the Partnership, the General Partner and Greenhill terminates for any reason shall automatically (without any action being required on the part of the Partnership or any Limited Partner) and immediately become a
"Special Limited Partner". Upon becoming a Special Limited Partner, (i) such
Individual Limited Partner shall no longer receive any new awards of Carried
Interest Points with respect to any Fund Investments and (ii) such Individual
Limited Partner's Carried Interest Points theretofore awarded may be reduced, eliminated or forfeited in accordance with this Section 3.05. Upon the complete liquidation of all Fund Investments in which a Special Limited Partner is a participant, such Special Limited Partner (i) shall cease to be a Partner of the
Partnership and (ii) shall not be entitled to any further distributions of
Carried Interest under this Agreement.

     (b) With respect to any Individual Limited Partner who becomes a Special
Limited Partner and any Fund Investment in which such Individual Limited Partner has an interest prior to becoming a Special Limited Partner, such Individual
Limited Partner shall continue to hold his or her Carried Interest Points theretofore awarded with respect to such Fund Investment and shall be entitled to such Individual Limited Partner's Carried Interest Share of such Fund
Investment without reduction if such Individual Limited Partner becomes a
Special Limited Partner as a result of (i) termination of employment due to permanent disability (as determined by the General Partner and Greenhill), (ii)
subject to Section 3.06(a), termination of employment due to death, or (iii) any other exception determined by the General Partner.

     (c) With respect to any Individual Limited Partner who becomes a Special
Limited Partner as a result of the termination of employment for any reason other than those specified in Section 3.05(b) or 3.05(d), and any Fund
Investment in which such Individual Limited Partner has an interest prior to becoming a Special Limited Partner, such Individual Limited Partner's Carried
Interest Share of such Fund Investment shall be vested and become non-forfeitable in accordance with this Section 3.05(c). All Persons who become
Special Limited Partners as a result of termination of employment for any reason other than those specified in Section 3.05(b) or 3.05(d) (a "Forfeiture Event")
will be vested with respect to 33 1/3% of their Carried Interest Share attributable to a Fund Investment made in any given fiscal year on January 1 of the year following the year such Fund Investment was made; will be vested with respect to 66 2/3% of their Carried Interest Share attributable to such Fund
Investment on January 1 of the second year following the year such Fund
Investment was made; and will be fully vested with respect to their Carried
Interest Share attributable to such Fund Investment on January 1 of the third year following the year such Fund Investment was made; provided that an
Individual Limited Partner will be vested with respect to 100% of his Carried
Interest Share attributable to a Fund Investment which is realized prior to the date on which he becomes a Special Limited Partner; and provided further that, on and after January 1, 2003, an Individual Limited Partner who has held the position of Principal or any higher executive office of the General Partner or
Greenhill continuously from June 1, 2000 through January 1, 2003

                                       14

will be fully vested with respect to 100% of his Carried Interest Share attributable to all Fund Investments made prior to the date on which he becomes a Special Limited Partner. Individual Limited Partners shall be "Partially
Reduced Partners" with respect to the unvested portion of their Carried Interest
Share forfeited in accordance with this Section 3.05(c). The unvested portion of the Carried Interest Share of each Special Limited Partner shall be forfeited on the date of termination of employment and shall be reallocated as provided in
Section 3.02(d). The number of Carried Interest Points so forfeited, derived by application of the foregoing percentages to such Carry Participating Partner's
Carried Interest Points in a Carried Interest Annual Pool, is hereinafter referred to as the "Forfeited Carried Interest Points", and the vested number of
Carried Interest Points at such time, derived by application of the foregoing percentages to such Carry Participating Partner's Carried Interest Points in
such Carried Interest Annual Pool, is hereinafter referred to as the "Vested
Carried Interest Points".

     (d) With respect to any Individual Limited Partner who becomes a Special
Limited Partner and any Fund Investment in which such Individual Limited Partner has an interest prior to becoming a Special Limited Partner, if such Individual
Limited Partner becomes a Special Limited Partner as a result of an Elimination
Event (a "Fully Reduced Partner"), such Individual Limited Partner's Carried
Interest Points with respect to such Fund Investment and any Proceeds with respect to such Fund Investment that otherwise has been or could be allocated to such Individual Limited Partner at any time after such Individual Limited
Partner becomes a Special Limited Partner shall be forfeited and shall be reallocated to other Limited Partners as provided in Section 3.02(d).

     For purposes of this Agreement, the term "Elimination Event" means, with respect to any Individual Limited Partner at any time, (i) the termination of such Individual Limited Partner's employment with the General Partner or
Greenhill for Cause (or the termination of such Individual Limited Partner's employment with the General Partner or Greenhill for any reason and, following such termination, the General Partner or Greenhill determines that circumstances existed during such Individual Limited Partner's employment with the General
Partner or Greenhill which would have entitled the General Partner or Greenhill to terminate such Individual Limited Partner's employment with the General
Partner or Greenhill for Cause), (ii) the termination of such Individual Limited
Partner's employment due to resignation with less than 30 days' notice, (iii)
the termination of such Individual Limited Partner's employment with the General
Partner or Greenhill for any reason and, within 180 days of such termination (or during the 180 days preceding such termination), such Individual Limited Partner attempts or attempted to hire a person who is or was an employee of the General
Partner or Greenhill, (iv) the termination of such Individual Limited Partner's employment with the General Partner or Greenhill for any reason and, within 180 days of such termination, the Individual Limited Partner solicits business of a customer or client of the General Partner or Greenhill, or (v) the termination of such Individual Limited Partner due to disclosure by such Individual Limited
Partner (or in the event of termination of employment by reason of death, by such Special Limited Partner's estate or any

                                       15

designated beneficiary or heir or personal representative that became a Special
Limited Partner) of any Proprietary Information, without the consent of the
General Partner or Greenhill or otherwise in contravention of Section 2.08, to any unauthorized Person or the use of Proprietary Information by such Individual
Limited Partner (or in the event of termination of employment by reason of death, by such Special Limited Partner's estate or any designated beneficiary or heir or personal representative that became a Special Limited Partner) other than in connection with the Partnership's or Greenhill's business where such disclosure or use may be adverse to the financial interests of the Partnership or Greenhill or their respective Affiliates (as determined by the General
Partner in its discretion).

     SECTION 3.06 Other Provisions Relating to Special Limited Partners. (a) In
the event of the death of an Individual Limited Partner, such Individual Limited
Partner shall cease to be a Partner of the Partnership and the Partnership shall furnish to such Individual Limited Partner's estate or designated beneficiary such information relating to the Partnership's affairs and Fund Investments as such estate's executor or such designated beneficiary shall reasonably request in order to enable such estate or designated beneficiary to prepare and file tax returns and conduct audits or other proceedings relating to such tax returns;
provided that such estate and its executor and any designated beneficiary shall have executed an instrument reasonably satisfactory to the General Partner agreeing to be bound by the confidentiality obligations set forth in Section
2.08 with respect to all information so furnished. Notwithstanding anything in this Agreement to the contrary, the estate or designated beneficiary shall automatically be admitted to the Partnership as a Special Limited Partner and shall receive allocations and distributions to the extent and in the manner provided for in this Agreement with respect to such deceased Individual Limited
Partner.

     (b) If, at any time during the term of the Partnership, the General Partner determines in good faith that any further participation by a Special Limited
Partner in the Partnership's affairs would be detrimental to any Portfolio
Company, the Partnership, the other Individual Limited Partners, Greenhill, any
Fund, any Investor or any of their respective Affiliates, then, to the extent determined appropriate by the General Partner in its discretion and to the maximum extent permitted by applicable law, such Special Limited Partner shall cease to have the right to obtain information regarding the Partnership and its affairs or regarding any Partnership or any Fund Investment (other than any financial statements of the Partnership and underlying documentation supporting such financial statements).

     (c) A Special Limited Partner shall not be entitled to vote, except for purposes of clause (x) of Section 12.01(b)(ii), except as required by applicable law and except where a Special Limited Partner's interests in Fund Investments existing at the time any vote or approval of the Limited Partners or the
Individual Limited Partners is required pursuant to Article 2 or 12.01 or any other provision of this Agreement shall be materially adversely affected by such vote or approval in a way that is different from the effect of

                                       16

such vote or approval on any other Limited Partners. To the extent such Special
Limited Partner is not entitled to vote, such Special Limited Partner's economic interest, if any, shall be disregarded in connection with any such vote or approval and such Special Limited Partner's Carried Interest Points shall be excluded from both the numerator and the denominator of the fraction representing the specified percentage of Carried Interest Points required for the consent or approval of Partners under this Agreement.

     SECTION 3.07 Assignment of Points to General Partner. The Carried Interest
Points assigned to the General Partner will be further assigned by it to its members pursuant to provisions of the General Partner's Limited Liability
Company Agreement (the "LLC Agreement") substantially similar to those set forth in this Article 3. For the avoidance of doubt, whenever this Agreement refers to the assignment or allocation of Carried Interest Points to the Partners, the
General Partner is to be included in such determination. In the event of a termination of employment of, or an Elimination Event relating to, a member of the General Partner, then (i) the Carried Interest Points of such member that are forfeited under the LLC Agreement will be reallocated among the other members of the General Partner and the other Partners in accordance with the principles set forth in this Article 3 as if the members had been Partners of the Partnership and (ii) the General Partner will be deemed to be a Partially
Reduced Partner to the extent of such reduction in Carried Interest Points.

                                    ARTICLE 4
                                    EXPENSES

     SECTION 4.01 Definition of Expenses. "Partnership Expenses" means (i) all expenses or obligations incurred by or on behalf of the Partnership that are directly attributable to any Fund Investment including any Indemnification
Obligation with respect to a Fund Investment (an "Investment Expense") and (ii)
all General Expenses.

     "General Expenses" means any expenses incurred by the Partnership other than Investment Expenses, Carry Expenses or Indemnification Obligations
including, without limitation: (a) all costs and expenses of organizing the
Partnership; and (b) all routine administrative expenses of the Partnership, including salaries and employee benefit expenses of employees, consultants and independent contractors of the Partnership, fees and expenses associated with the maintenance of books and records of the Partnership, the employment or retention by the Partnership with respect to routine matters of accountants, attorneys and other professionals, and the preparation and dispatch to the
Limited Partners of checks, financial reports and notices required by this
Agreement.

     SECTION 4.02 Responsibility for Partnership Expenses among the Partners.
The Partners agree that, as among themselves, Partnership Expenses shall be borne by the Partners as follows:

                                       17

               (a) any Investment Expense shall be borne only by those Partners who are Carry Participating Partners with respect to such Fund
          Investment, pro rata in proportion to their respective Carried
          Interest Share in such Fund Investment at such time; and

               (b) any General Expense or Indemnification Obligation not
          directly attributable to any Fund Investment shall be borne by all
          Partners, pro rata in proportion to their respective Capital Account balances at such time;

provided that, if the General Partner determines in its discretion that any
Partnership Expense is an Indemnification Obligation directly attributable to the acts or conduct of one or more Partners, but not directly attributable to all Partners as a group, the General Partner may determine that all or a portion of such Partnership Expense shall be borne by only those Partners to whom such
Partnership Expense is directly attributable, pro rata in proportion to the respective Carried Interest Share of those Partners who are required to bear such Partnership Expense pursuant to this proviso.

                                    ARTICLE 5
                  CAPITAL CONTRIBUTIONS; CLAWBACK OBLIGATIONS

     SECTION 5.01 Capital Contributions. The Partners listed in Schedule III
(the "Contributing Partners") shall be obligated to make contributions to the
Partnership ("Capital Contributions") in an aggregate amount not to exceed their respective Capital Commitments. Except as provided in Section 5.03 or as required by the Delaware Act, the Partners shall have no obligation to make any other contributions to the capital of the Partnership, whether to fund Fund
Investments, to fund Partnership Expenses or for any other reason.

     SECTION 5.02 Payment of Capital Contributions. All Capital Contributions
shall be paid to the Partnership in immediately available funds in United States dollars by 11:00 A.M. (New York City time) on the date and to the account specified by the General Partner. Capital Contributions may include amounts that the General Partner determines in its discretion are necessary or desirable to establish reserves in respect of Partnership Expenses or the Partnership's obligation to make its capital contribution to the Funds.

                                       18

                                    ARTICLE 6

                  CAPITAL ACCOUNTS; ALLOCATIONS; DISTRIBUTIONS

     SECTION 6.01 Principles of Distributions Attributable to Invested Capital.
Except as otherwise provided in this Agreement, all Proceeds received by the
Partnership, including Proceeds in respect of the Partnership's capital contributions as general partner of the Funds, but excluding Proceeds referred to in Section 6.02, shall be distributed as follows: Proceeds that are cash or readily-marketable securities received from the Funds shall be distributed or paid promptly after the receipt thereof, and in the case of other types of
Proceeds at such time as the General Partner shall determine in its discretion.
With respect to any Proceeds referred to in this paragraph, the General Partner shall, at the time of distribution, determine each Contributing Partner's
Investment Percentage of such Proceeds and make distributions of such amounts to the Contributing Partners.

     SECTION 6.02 Principles of Distributions Attributable to Carried Interest.
(a) Except as otherwise provided in this Agreement, Proceeds from any Fund
Investment representing Carried Interest from any Fund Investment shall be distributed at such time as the General Partner shall determine in its discretion. With respect to the distribution of any Proceeds representing any
Carried Interest Share ("Carried Interest distributions"), at least 40% of a
Carry Participating Partner's (other than a Partially Reduced Partner's)
Participation Percentage of such Proceeds shall be distributed to such Carry
Participating Partner and up to 60% of such Carry Participating Partner's
Participation Percentage of such Proceeds shall be retained by the Partnership in a segregated account (the "Segregated Account") established for such Carry
Participating Partner pursuant to Section 6.07, in each case as the General
Partner determines in its discretion.

     (b) If, at the time of distribution of any Proceeds representing the
Carried Interest Share, a Carry Participating Partner is a Partially Reduced
Partner as a result of a Forfeiture Event, the General Partner shall determine the aggregate amount of Proceeds previously distributed to such Carry
Participating Partner with respect to all Fund Investments in which such Carry
Participating Partner participates, and such Carry Participating Partner's
Participation Percentage (determined without giving effect to such Forfeiture
Event) of such Proceeds shall be applied in the following manner (in lieu of
Section 6.02(a)):

               (x) the portion of such Proceeds attributable to at least 40% of such Partially Reduced Partner's Carry Vested Percentage of its
          Carried Interest Share shall be distributed to such Partially Reduced
          Partner and the portion of such Proceeds attributable to up to 60% of such Partially Reduced Partner's Carry Vested Percentage of its
          Carried Interest Share shall be retained by the Partnership in such
          Partially Reduced Partner's Segregated Account, and

                                       19

               (y) the portion of such Proceeds attributable to such Partially
          Reduced Partner's Carry Forfeited Percentage of such Carried Interest
          Share shall be allocated to the other Partners who are entitled to such forfeited portion of the Carried Interest Share (each, a
          "Forfeited Interest Partner"), pro rata in proportion to their respective increases or newly allocated Carried Interest Shares.

     SECTION 6.03 Other Provisions Relating to Distributions. All cash distributions shall be made in immediately available funds in U.S. Dollars, except to the extent that distributions in U.S. dollars would be illegal under applicable law, in which case, to such extent, distributions shall be made in the currency in which cash is received by the Partnership.

     (b) Any securities or other property constituting all or any portion of a
Fund Investment may be distributed in kind at such time and in such amounts as the General Partner shall, in its discretion, determine. In the event of any such distribution in kind, the General Partner shall, depending on whether such distribution constitutes a distribution of Proceeds constituting the Carried
Interest Share, (i) distribute to the applicable Contributing Partners or Carry
Interest Partner securities or other property of the same type, and (ii) if cash and securities or other property in kind are to be distributed simultaneously, distribute cash and securities or such property in kind to each such
Contributing Partner or Carry Interest Partner in the same proportions to such
Contributing Partners or Carry Interest Partners; provided that the General
Partner, in its discretion, may allow each such Contributing Partner or Carry
Interest Partner to elect whether to receive a distribution in kind or in cash.
The General Partner shall determine, in its discretion, the fair value of the securities or other property to be distributed in kind on a date as near as reasonably practicable to the date of such distribution, and, in the case of securities denominated in a currency other than U.S. Dollars, shall determine the U.S. Dollar equivalent of such fair value based on the applicable exchange rate in effect on the valuation date.

     (c) In connection with any distribution of cash, securities or other property received by the Partnership, the General Partner may, in its discretion, set off against, or withhold from, the amount distributable to any
Limited Partner with respect to such Fund Investment the following amounts:

          (i) such Limited Partner's share of any Partnership Expense or any other amount due from such Limited Partner to the Partnership; and

          (ii) any amounts required to pay, or to reimburse (on a net after-tax basis) any Indemnified Person for the payment of, any taxes and related expenses that the General Partner in good faith determines to be properly attributable to such Limited Partner (including, without limitation, withholding taxes and interest, penalties and expenses incurred in respect thereof).

                                       20

Any amounts so set off or withheld pursuant to this Section 6.03 shall be treated for all purposes of this Agreement as if actually distributed to such
Limited Partner and shall be applied by the General Partner to discharge the obligation in respect of which such amounts were withheld.

     (d) The General Partner shall have the right, in its discretion, to withhold amounts otherwise distributable by the Partnership to a Limited Partner in order to make such provision as the General Partner, in its discretion, deems necessary or advisable for the payment of such Limited Partner's share of any future Partnership Expense if the nature and amount of such Partnership Expense is known or reasonably anticipated at the time of distribution.

     (e) The Partnership shall distribute all amounts received by it in respect of the Pre-Closing Investments (as defined in the Fund Partnership Agreements)
pursuant to Section 1.07(e) of the Fund Partnership Agreements to the Limited
Partners who made a Capital Contribution in respect of such Pre-Closing
Investments (the "Initial Contributing Partners") until each Initial
Contributing Partner shall have received an amount equal to such Capital
Contribution plus a notional interest charge in respect of such Capital
Contribution equal to 6% per annum calculated from the date such Capital
Contribution was made, net of any payments received by such Initial Contributing
Partner on or prior to the date of such distribution in respect of such
Pre-Closing Investments. In addition, each Initial Contributing Partner shall receive a portion of the amount contributed by each other Partner on the date hereof. The distribution to each Initial Contributing Partner shall be treated as a return of capital and shall be in an amount such that, after giving effect to such distribution, each Partner shall have made Capital Contributions for the
Pre-Closing Investments on a pro rata basis (based on the Capital Commitment of each Partner) as of the Contribution Date (as defined in the Fund Partnership
Agreements). Any distributions to be made to an Initial Contributing Partner pursuant to the foregoing who is no longer a Limited Partner but is currently a member of the General Partner shall be made to the General Partner for distribution to such members.

     (f) Notwithstanding anything in this Agreement to the contrary, the
Partnership shall not make any distributions pursuant to this Agreement except to the extent permitted by the Delaware Act.

     SECTION 6.04 Capital Accounts; Adjustments to Capital Accounts. There shall be established for each Partner, on the books and records of the Partnership, a capital account (a "Capital Account"). Each Partner's Capital Account shall initially be zero and shall be adjusted as set forth in this Section 6.04.

                                       21

     (b) The Capital Account of each Partner shall be adjusted as follows:

          (i) Cash Contributions. The amount of cash contributed to the
     Partnership by such Partner shall be credited to the Capital Account of such Partner.

          (ii) Distributions. The amount of cash (or the value of other property distributed in kind as determined in accordance with Section 6.03)
     distributed by the Partnership to any Partner shall be debited against the
     Capital Account of such Partner.

          (iii) Income, Profit or Gain. The amount of any allocation of income, profit or gain made by the Partnership to any Partner shall be credited to the Capital Account of such Partner.

          (iv) Expense, Deduction or Loss. The amount of any allocation of expense, deduction or loss made by the Partnership to any Partner shall be debited against the Capital Account of such Partner.

     (c) The Partnership's items of income, gain, loss, deduction and expense shall be allocated to the Capital Accounts as follows:

          (i) Allocation of Partnership Expenses. The amount of any Partnership
     Expense shall be allocated among the Partners in accordance with Section
     4.02.

          (ii) Allocation of Interest Income and Expense. The amount of any interest earned on any Partner's Capital Contribution or on any Partner's
     Segregated Account shall be allocated to the Capital Account of such
     Partner.

          (iii) Allocation of a Carry Participating Partner's Carry Income,
     Gains and Losses. All income and gains representing the Carried Interest shall be allocated among the Carry Participating Partners in a manner consistent with the corresponding distributions made or to be made pursuant to Section 6.02. All losses with respect to a Carried Interest Annual Pool shall be allocated among the Carry Participating Partners in a manner consistent with Section 6.07(c).

          (iv) Residual Allocations. The Partnership's remaining net income or net loss (after giving effect to clauses (i) through (v) of this Section
     6.04(c)) for any fiscal period and each item of income, gain, loss, deduction or expense shall be allocated among the Partners in a manner consistent with the corresponding distributions made or to be made pursuant to Sections 6.01, 6.02 and 9.04.

     SECTION 6.05 Tax Allocations. For federal, state and local income tax purposes, each item of income, gain, loss, deduction and credit of the
Partnership shall be

                                       22

allocated among the Partners as nearly as possible in the same manner as the corresponding item of income, expense, gain or loss is allocated pursuant to the other provisions of this Article 6. It is intended that the Capital Accounts will be maintained at all times in accordance with Section 704 of the Code and applicable Treasury regulations thereunder, and that the provisions hereof relating to the Capital Accounts be interpreted in a manner consistent therewith. The General Partner shall be authorized by this Section 6.05 to make appropriate adjustments to the allocations of items pursuant to this Article 6 if necessary in order to comply with Section 704 of the Code or applicable
Treasury regulations thereunder; provided that no such change shall have an adverse effect upon the amount distributable to any Partner hereunder.

     (b) Notwithstanding anything else contained in this Article 6, if any
Partner has a deficit Capital Account for any fiscal period as a result of any adjustment, allocation or distribution of the type described in Treasury
Regulations Section 1.704-1(b)(2)(ii)(d)(4)-(6), then the Partnership's income and gain will be specially allocated to such Partner in accordance with Treasury
Regulations Section 1.704-1(b)(2)(ii)(d).

     SECTION 6.06 Foreign Currency Considerations. At the time any cash is received in a currency other than U.S. Dollars for payment (as distributions or otherwise) to Partners:

          (i) if such cash is to be paid (as a distribution or otherwise) in
     U.S. Dollars, the General Partner shall effect the conversion of such cash into U.S. Dollars, at the exchange rate determined by the General Partner, as soon as practicable after such cash is received; and

          (ii) if, pursuant to Section 6.03(a), such cash is to be paid in the currency in which it is received, the General Partner shall determine the
     U.S. Dollar equivalent of such cash, based upon the applicable exchange rate in effect on the date such cash is received, for purposes of this
     Article 6.

     (b) Currency translations in connection with the valuation of non-cash property that is to be distributed in kind shall be made in the manner set forth in Section 6.03(b) for purposes of this Article 6.

     SECTION 6.07 Segregated Accounts; Netting of Carried Interest Shares;
Distributions from Segregated Accounts. (a) There shall be established, for each
Carry Participating Partner, a Segregated Account, which shall consist of one gain sub-account (a "Gain Account") and one loss sub-account (a "Loss Account").
At any time, (i) the balance in any Carry Participating Partner's Gain Account shall be such Carry Participating Partner's "Gain Amount" and (ii) the balance in any Carry Participating Partner's Loss Account shall be such Carry
Participating Partner's "Loss Amount". Each Carry Participating Partner shall be entitled to receive, with respect to funds held in such Carry Participating
Partner's Segregated Account, income from the temporary

                                       23

investment of such funds for the period such funds are held by the Partnership until such time such funds are distributed pursuant to this Section 6.07.

     (b) The Gain Account of each Carry Participating Partner for any Carried
Interest Annual Pool shall initially be zero and thereafter be adjusted as follows:

          (i) increased by an amount equal to the amount distributed to such
     Carry Participating Partner but retained by the Partnership in the
     Segregated Account of such Carry Participating Partner pursuant to Sections
     6.02(a) and 6.02(b); and

          (ii) decreased by any amount distributed in accordance with Section
     6.07(e).

     (c) The Loss Account of each Carry Participating Partner for any Carried
Interest Annual Pool shall initially be zero and thereafter be adjusted as follows:

          (i) increased by an amount equal to 100% of such Carry Participating
     Partner's Participation Percentage of the Notional Loss Amount (as
     determined by the General Partner pursuant to Section 6.07(d) from any Fund
     Investment); and

          (ii) decreased by any amount distributed in accordance with Section
     6.07(e).

     (d) Upon the determination of the General Partner to write down or write off the value of any Fund Investment or the realization of any Fund Investment at a loss, the General Partner shall determine, for each Carry Participating
Partner, a "Notional Loss Amount" related to such Fund Investment, using the methodology applicable to the determination of Carried Interest set forth in the applicable Fund Partnership Agreement and the Participation Percentage of such
Carry Participating Partner.

     (e) At the time of each subsequent disposition of Fund Investment that would have resulted in a Carried Interest if determined without regard to any other Fund Investment, the General Partner shall determine, for each Carry
Participating Partner, (i) the Gain Amount in such Carry Participating Partner's
Gain Account and (ii) the Loss Amount in such Carry Participating Partner's Loss
Account. Upon such determination, an amount equal to the Loss Amount for each
Carry Participating Partner shall be distributed to the Carry Participating
Partners in such subsequent Fund Investment to the extent necessary to permit such Carry Participating Partners to receive the Carried Interest distributions that would have been distributed to them in the absence of any Notional Loss
Amount; provided that such distribution will not exceed the Gain Amount for such
Carry Participating Partner at such time.

     (f) Any amounts remaining in any Carry Participating Partner's Segregated
Account, after giving effect to this Section 6.07 and Section 5.03, shall be paid to such

                                       24

Carry Participating Partner after the complete liquidation of all Fund
Investments in all Carried Interest Annual Pools in which such Carry
Participating Partner is a participant.

     (g) Amounts retained in any Segregated Account with respect to any Carry
Participating Partner shall not be distributed from such Segregated Account, except as otherwise provided in this Section 6.07. Notwithstanding the foregoing, the General Partner may cause amounts held in the Segregated Account of any Carry Participating Partner to be distributed to such Carry Participating
Partner if the General Partner determines, in its discretion, that such amounts are not required in order for such Carry Participating Partner to meet such
Carry Participating Partner's payment obligations under this Section 6.07.

     SECTION 6.08 Loans and Withdrawal of Amounts Allocated to Capital Accounts.
Except as permitted by the General Partner, no Individual Limited Partner shall be permitted to borrow, or to make an early withdrawal of, any portion of the amounts allocated to his or her Capital Account.

     SECTION 6.09 Repayment of Certain Distributions. In the event that any amount distributed to an Individual Limited Partner hereunder is later determined by the General Partner to be in excess of the amount such Individual
Limited Partner was entitled to under this Agreement, such Individual Limited
Partner shall return such amount to the Partnership.

                                    ARTICLE 7
                     REPORTS TO INDIVIDUAL LIMITED PARTNERS

     SECTION 7.01 Reports. (a) The General Partner shall provide to each
Individual Limited Partner reports and financial information on the
Partnership's affairs and on such Individual Limited Partner's Allocation
Schedule and Capital Account in such form and at such times as the General
Partner shall determine in its discretion. The General Partner shall also provide to each Individual Limited Partner (other than any Special Limited
Partner), upon request, a copy of each report and financial statement provided to any Investor pursuant to any Partnership Agreement.

     (b) After the end of each fiscal year, the General Partner shall cause the independent certified public accountants of the Partnership to prepare and transmit, within 30 days after the tax returns for all Funds have been completed, or as soon thereafter as is practicable, a federal income tax form
K-1 for each Partner, a copy of the Partnership's return filed for federal income tax purposes and a report setting forth in sufficient detail such transactions effected by the Partnership during such fiscal year as shall enable each Partner to prepare its United States federal and state income tax returns, if any. The General Partner shall provide such materials to (i) each Limited
Partner and

                                       25

(ii) each former Limited Partner (or its successors, assigns, heirs or personal representatives) who may require such information in preparing its United States federal and state income tax returns.

                                    ARTICLE 8
                        EXCULPATION AND INDEMNIFICATION

     SECTION 8.01 Exculpation and Indemnification. (a) No Indemnified Person
shall be liable to the Partnership or to the Partners for any losses, claims, damages or liabilities arising from, related to, or in connection with this
Agreement, the Partnership's business or affairs, the Fund Partnership
Agreements or the Funds' business or affairs (including any act or omission by any Indemnified Person and any activity of the type or character disclosed or contemplated in Section 2.04 or 2.05 hereof or in any Partnership Agreement
(such disclosure being incorporated herein by reference) and no such activity will in and of itself constitute a breach of any duty owed by any Indemnified
Person to any Partner or the Partnership), except for any losses, claims, damages or liabilities resulting from such Indemnified Person's gross negligence or willful misconduct.

     (b) The Partnership shall, to the fullest extent permitted by applicable law, indemnify and hold harmless each Indemnified Person against any losses, claims, damages or liabilities, arising out of, related to or in connection with this Agreement, the Partnership's business or affairs, the Fund Partnership
Agreements or the Funds' business or affairs, except for (i) any such losses, claims, damages or liabilities resulting from such Indemnified Person's gross negligence or willful misconduct, and (ii) any losses allocated to any Partner's
Capital Account. The Partnership will periodically reimburse each Indemnified
Person for all expenses (including fees and expenses of counsel) as such expenses are incurred in connection with investigating, preparing, pursuing or defending any Proceeding related to, arising out of or in connection with this
Agreement, the Partnership's business or affairs, the Fund Partnership
Agreements or the Funds' business or affairs; provided that such Indemnified
Person shall promptly repay to the Partnership the amount of any such reimbursed expenses paid to it if it shall be judicially determined by judgment or order not subject to further appeal or discretionary review that such Indemnified
Person is not entitled to be indemnified by the Partnership in connection with such matter as provided in the exceptions contained in the immediately preceding sentence. If for any reason (other than the exceptions contained in the first sentence of this Section 8.01(b)) the foregoing indemnification is unavailable to any Indemnified Person, or insufficient to hold it harmless, then the
Partnership shall contribute to the amount paid or payable by such Indemnified
Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative benefits received by the Partnership, on the one hand, and such Indemnified Person, on the other hand, or, if such allocation is not permitted by applicable law, to reflect not only the relative benefits referred to above but also any other relevant equitable considerations.

                                       26

Any indemnity, contribution or reimbursement obligation of the Partnership under this Section 8.01(b) is referred to as an "Indemnification Obligation."

     (c) Each Limited Partner covenants for itself and its successors, assigns, heirs and personal representatives that such Person will, at any time prior to or after dissolution of the Partnership, whether before or after such Person's withdrawal from the Partnership, pay to the Partnership on demand any amount which the Partnership properly pays in respect of taxes (including withholding taxes) imposed upon income of, or distributions in respect of Fund Investments made to, such Limited Partner.

     (d) In the event that any Individual Limited Partner initiates any
Proceeding against the Partnership, the General Partner, any member of the
General Partner, Greenhill or any Affiliate of Greenhill and a judgment or order not subject to further appeal or discretionary review is rendered in respect of such Proceeding for the Partnership, the General Partner, any member of the
General Partner, Greenhill or any Affiliate of Greenhill, as the case may be, such Individual Limited Partner shall be solely liable for all costs and expenses of the Partnership, the General Partner, any member of the General
Partner, Greenhill or such Affiliate of Greenhill, as the case may be, attributable thereto and shall pay such amounts in cash to the Persons incurring such costs and expenses within 90 days after the entry of such judgment or order.

     (e) Notwithstanding anything else contained in this Agreement, the exculpation provisions under 8.02(a) and the reimbursement, indemnity and contribution obligations of the Partnership under Section 8.01(b) shall:

          (i) be in addition to any liability which the Partnership may otherwise have; and

          (ii) be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Partnership and each
     Indemnified Person.

     (f) To the extent that, at law or in equity, any Partner has duties
(including fiduciary duties) and liabilities relating thereto to the Partnership or to any other Partner, the Partner acting in connection with the Partnership's affairs shall not be liable to the Partnership or to any other Partner for its good faith reliance on the provisions of this Agreement. To the fullest extent permitted by applicable law, the provisions of this Agreement, to the extent that they restrict the duties and liabilities or rights and powers of the
Partners otherwise existing at law or in equity, are agreed by the Partners to replace such other duties, liabilities, rights and powers of the Partners.

     (g) The foregoing provisions of this Section 8.01 shall survive for a period of four years from the date of dissolution of the Partnership; provided that if at the end of such period, there are any Proceedings then pending or any other liability (whether contingent or otherwise) or claim then outstanding, any
Individual Limited Partner shall

                                       27

so notify the General Partner or Greenhill at such time (which notice shall include a brief description of each such Proceeding (and of the liabilities asserted in such Proceeding) and of such liabilities and claims) and the foregoing provisions of this Section 8.01 shall survive with respect to each such Proceeding, liability and claim set forth in such notice (or any related
Proceeding, liability or claim based upon the same or a similar claim) until such date that such Proceeding, liability or claim is ultimately resolved.

                                    ARTICLE 9
                   DURATION AND DISSOLUTION OF THE PARTNERSHIP

     SECTION 9.01. Duration. The term of the Partnership shall continue for so long as any of the Funds continue in existence, unless the Partnership is sooner dissolved pursuant to Section 9.02; provided that in order to permit an orderly winding up of the affairs of the Partnership, subject to Section 9.02, the
General Partner may, in its discretion, extend the term of the Partnership for up to three successive one-year terms following the expiration of such initial term.

     SECTION 9.02. Dissolution. The death, retirement, resignation, expulsion, bankruptcy or dissolution of a Limited Partner, or the occurrence of any other event which terminates the continued membership of a Limited Partner in the
Partnership, shall not, in and of itself, cause the Partnership to be dissolved and its affairs wound up. Upon the occurrence of any such event, the business of the Partnership shall be continued without dissolution. Subject to the Delaware
Act, the Partnership shall be dissolved and its affairs shall be wound up upon the earliest of:

     (a) the expiration of the term of the Partnership provided in Section 9.01;

     (b) in the discretion of the General Partner, upon the dissolution and distribution of assets of all Funds;

     (c) a decision made by the General Partner, after consultation with counsel, to dissolve the Partnership because it has determined in good faith that (i) changes in any applicable law or regulation would have a material adverse effect on the continuation of the Partnership or (ii) such action is necessary or desirable as provided in Section 2.10;

     (d) the written consent of all Partners;

     (e) the entry of a decree of judicial dissolution under Section 17-802 of the Delaware Act;

     (f) at any time that there are no limited partners of the Partnership, unless the business of the Partnership is continued in accordance with the
Delaware Act; and

                                       28

     (g) any event that results in the General Partner ceasing to be a general partner of the Partnership under the Delaware Act, provided that the Partnership shall not be dissolved and required to be wound up in connection with any such event if (A) at the time of the occurrence of such event there is at least one remaining general partner of the Partnership who is hereby authorized to and does carry on the business of the Partnership, or (B) within 90 days after the occurrence of such event, the Majority Individual Limited Partners agree in writing or vote to continue the business of the Partnership and to the appointment, effective as of the date of such event, if required, of one or more additional general partners of the Partnership.

     SECTION 9.03. Liquidation of Partnership. Upon dissolution, the
Partnership's business shall be liquidated in an orderly manner. Except as provided in the immediately succeeding sentence, the General Partner shall be the liquidator to wind up the affairs of the Partnership pursuant to this
Agreement. If the General Partner is not available to serve as liquidator or if the Partnership shall be dissolved upon dissolution of any of the Funds in accordance with the terms of the applicable Partnership Agreement, the
Individual Limited Partners may by approval of the Majority Individual Limited
Partners appoint one or more liquidators to act as the liquidator in carrying out such liquidation. In performing its duties, subject to the Delaware Act, the liquidator is authorized to sell, distribute, exchange or otherwise dispose of the assets of the Partnership in any reasonable manner that the liquidator shall determine to be in the best interest of the Partners.

     SECTION 9.04. Distribution upon Dissolution of the Partnership. (a) Upon dissolution of the Partnership, the liquidator winding up the affairs of the
Partnership shall determine in its discretion which assets of the Partnership shall be sold and which assets of the Partnership shall be retained for distribution in kind to the Partners. Subject to the Delaware Act, after all liabilities (contingent or otherwise) of the Partnership have been satisfied or duly provided for (as determined by the liquidator in its discretion), the remaining assets of the Partnership shall be distributed to the Partners in proportion to their respective positive Capital Accounts up to the amounts thereof, and thereafter in the manner in which additional amounts would have been distributed pursuant to Article 6.

     (b) In the discretion of the liquidator, and subject to the Delaware Act, all or a portion of the assets of the Partnership may be:

          (i) distributed to a trust established for the benefit of the Partners for purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and satisfying any liabilities or obligations of the
     Partnership arising out of, or in connection with, this Agreement or the
     Partnership's affairs; or

          (ii) withheld, with respect to any Partner, to provide a reserve reasonably required for Partnership Expenses; provided that such withheld amounts shall be

                                       29

     distributed to the Partners as soon as the liquidator determines, in its discretion, that it is no longer necessary to retain such amounts.

     The assets of any trust established in connection with clause (i) above shall be distributed to the Partners from time to time, in the discretion of the liquidator, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the Partners pursuant to this Agreement.

     (c) Each Partner shall look solely to the assets of the Partnership for the return of such Partner's aggregate invested capital in Fund Investments, and no
Partner shall have priority over any other Partner as to the return of such invested capital.

     SECTION 9.05. Resignation of Individual Limited Partners. Except as
otherwise provided in Section 3.05 or in Article 10 or with the approval of the
General Partner, an Individual Limited Partner may not resign or withdraw from the Partnership prior to its dissolution and winding up.

                                   ARTICLE 10
                 TRANSFERABILITY OF A LIMITED PARTNER'S INTEREST

     SECTION 10.01. Restrictions on Transfer of Limited Partner Interests. (a) A
Limited Partner may not, directly or indirectly, sell, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of all or any portion of its limited partner interest (including any entitlement to any distributions hereunder) in the Partnership (any such direct or indirect sale, exchange, transfer, assignment, pledge, hypothecation or other disposition being herein collectively called "Transfers") to any Person, except (i) pursuant to Section
2.10 or 3.05, (ii) by will or by the laws of descent and distribution, (iii) by operation of law or (iv) to the Partnership.

     (b) Sections 10.02 and 10.03 shall not apply to any Transfer contemplated by clauses (i), (ii) or (iii) of Section 10.01(a), other than a Transfer pursuant to Section 2.10; provided that any transferee pursuant to a Transfer contemplated by clause (ii) of Section 10.01(a) shall not be admitted as a
Partner unless such Person, as a condition to its admission as a Partner, shall have executed and acknowledged such instruments (including a counterpart of this
Agreement), in form and substance satisfactory to the General Partner, as the
General Partner reasonably deems necessary or desirable to effectuate such admission and to confirm the agreement of such Person to be bound by all the terms and provisions of this Agreement with respect to the Partner's limited partner interest in the Partnership acquired by such Person, whereupon such
Person shall become a Substituted Limited Partner and shall, for purposes of the calculations under Sections 6.04 and 6.07, be bound by such calculations previously made with respect to the transferring Partner pursuant to this
Agreement, and shall be otherwise treated with

                                       30

respect to such calculations as if such Person were a Partner from the inception of the Partnership.

     (c) The termination of any Individual Limited Partner's employment with
Greenhill or any of its Affiliates shall not in and of itself result in or be deemed to constitute a Transfer of all or any portion of such Individual Limited
Partner's limited partner interest in the Partnership.

     (d) Without limiting the generality of the foregoing restrictions, in no event may a Limited Partner Transfer any portion of his limited partner interest in the Partnership nor may a Substituted Limited Partner be admitted to the
Partnership if such Transfer or such admission would, in the judgment of the
General Partner, jeopardize the status of the Partnership as a partnership for
United States federal income tax purposes, cause a dissolution of the
Partnership under the Delaware Act, cause the Partnership's assets to be deemed to be "plan assets" for purposes of ERISA, cause the Partnership to be deemed to be an "investment company" for purposes of the Investment Company Act, cause the
Partnership to be in violation of the Advisers Act, or would violate, or cause the Partnership to violate, any applicable law, regulation or order, including any applicable federal or state securities laws.

     SECTION 10.02. Expenses of Transfer; Indemnification. All expenses, including attorneys' fees and expenses, incurred by the Partnership in connection with any Transfer shall be borne by the transferring Limited Partner or such Limited Partner's transferee (any such transferee, when admitted and shown as an Individual Limited Partner on the books and records of the
Partnership, being hereinafter called a "Substituted Limited Partner"). In addition, the transferring Limited Partner or such transferee shall indemnify the Partnership and the General Partner in a manner satisfactory to the General
Partner against any losses, claims, damages or liabilities to which the
Partnership or the General Partner may become subject arising out of, related to or in connection with any false representation or warranty made by, or breach or failure to comply with any covenant or agreement of, such transferring Partner or such transferee.

     SECTION 10.03. Recognition of Transfer; Substituted Partners. (a) No
assignee or other recipient of all or any portion of an Individual Limited
Partner's limited partner interest in the Partnership may be admitted to the
Partnership as a Substituted Limited Partner without the prior approval of the
General Partner (which may, in the General Partner's discretion, be withheld).
If the General Partner approves the admission of any Person to the Partnership as a Substituted Limited Partner, such Person, as a condition to its admission as a Partner, shall execute and acknowledge such instruments (including a counterpart of this Agreement), in form and substance satisfactory to the
General Partner, as the General Partner reasonably deems necessary or desirable to effectuate such admission and to confirm the agreement of such Person to be bound by all the terms and provisions of this Agreement with respect to the limited partner interest in the Partnership acquired by such Person.

                                       31

     (b) The Partnership shall not (subject to Section 3.05) recognize for any purpose any purported Transfer of all or any part of a Limited Partner's limited partner interest in the Partnership and no assignee, transferee or other recipient of all or any part of such interest shall become a Substituted Limited
Partner hereunder unless:

          (i) the provisions of this Article 10 shall have been complied with;

          (ii) the General Partner shall have been furnished with the documents effecting such Transfer, in form reasonably satisfactory to the General
     Partner, executed and acknowledged by both the assignor or transferor and assignee, transferee or other recipient;

          (iii) such assignee, transferee or other recipient shall have represented that such Transfer was made in accordance with all applicable laws and regulations;

          (iv) all necessary governmental consents shall have been obtained in respect of such Transfer;

          (v) the books and records of the Partnership shall have been changed
     (which change shall be made as promptly as practicable) to reflect the admission of such Substituted Limited Partner; and

          (vi) all necessary instruments reflecting such admission shall have been filed in each jurisdiction in which such filing is necessary in order to qualify the Partnership to conduct business.

     Upon the satisfaction of the conditions set forth in this Section 10.03, any such assignee or other recipient shall become a Substituted Limited Partner.

     Any Person who succeeds to any Limited Partner's limited partner interest in the Partnership and who becomes a Substituted Limited Partner shall, for purposes of the calculations under Sections 6.04 and 6.07, be bound by such calculations previously made with respect to the transferring Partner pursuant to this Agreement, and shall be otherwise treated with respect to such calculations as if such Person were the Partner from the inception of the
Partnership.

                                   ARTICLE 11
                  TRANSFERABILITY OF GENERAL PARTNER'S INTEREST

     SECTION 11.01. Transferability of General Partner's Interest. (a) Except as
otherwise provided herein, the General Partner may not Transfer to any Person
(other than to a successor-in-interest (by merger or otherwise) or assignee that is an Affiliate of Greenhill, which Transfer may be made without the approval of any other Partner)

                                       32

without the prior approval of a majority of the Limited Partners. If the General
Partner so determines in its discretion, and any such prior approval of the
Limited Partners (if required) so provides, the General Partner may admit any
Person to whom the General Partner proposes to make such a Transfer as an additional general partner of the Partnership, and such transferee shall be deemed admitted to the Partnership as a general partner of the Partnership immediately prior to such Transfer and shall continue the business of the
Partnership without dissolution.

                                   ARTICLE 12
                                  MISCELLANEOUS

     SECTION 12.01. Entire Agreement; Amendments; Waivers; Termination. (a) This
Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.

     (b) Any provision of this Agreement (including Article 10) may be amended or waived by a written agreement executed by the General Partner and without the approval of any Individual Limited Partner; provided that,

          (i) the provisions of Article 8, Section 9.01 and this Section
     12.01(b) may not be amended or waived without the approval of the General
     Partner and each Individual Limited Partner (other than any Special Limited
     Partner referred to in the second sentence of Section 3.06(c) (to the extent provided in Section 3.06(c)));

          (ii) no amendment or waiver of the provisions of this Agreement may increase the liability of an Individual Limited Partner beyond the liability of such Individual Limited Partner expressly set forth in this
     Agreement or otherwise modify or affect the limited liability of such
     Individual Limited Partner or materially impair the value of any Carried
     Interest Point previously awarded to an Individual Limited Partner without the consent of the General Partner and the Individual Limited Partner
     affected thereby; provided, however, that for all purposes of this Section
     12.01, any amendment of this Agreement that is necessary to carry out or reflect the operation of Section 3.05 shall not require the consent or approval of any Individual Limited Partner; and

          (iii) no provision of this Agreement that relates to or affects
     Greenhill may be amended or waived without the approval of Greenhill.

                                       33

     (c) The General Partner shall give the affected Individual Limited Partners written notice of any amendment of this Agreement effected pursuant to Section
12.01(b) within 30 days after the same becomes effective.

     SECTION 12.02. Mergers and Consolidations. The Partnership may merge or consolidate with or into one or more Delaware limited partnerships or other business entities (as defined in the Delaware Act) pursuant to, and in accordance with, Section 17-211 of the Delaware Act upon the approval of the
General Partner and the Majority Individual Limited Partners; provided that in connection with any such merger or consolidation, no amendment of any provision of this Agreement may be effected without the approval required for an amendment of such provision in accordance with Section 12.01. Notwithstanding anything else contained in this Agreement, any agreement of merger or consolidation approved in accordance with the preceding sentence may (x) effect any amendment to this Agreement or (y) effect the adoption of a new limited partnership agreement for the Partnership if it is the surviving or resulting entity in such merger or consolidation.

     SECTION 12.03. Investment Representation. Each Limited Partner, by
executing this Agreement, represents and warrants that his limited partner interest in the Partnership has been acquired by him for his own account for investment and not with a view to resale or distribution thereof and that he is fully aware that in agreeing to admit him as a Limited Partner, the General
Partner, Greenhill and the Partnership are relying upon the truth and accuracy of this representation and warranty.

     SECTION 12.04. Successors; Counterparts. This Agreement (i) shall be binding as to the executors, administrators, estates, heirs and legal successors of the Limited Partners and (ii) may be executed in several counterparts with the same effect as if the parties executing the several counterparts had all executed one counterpart.

     SECTION 12.05. Governing Law; Severability. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware as applied between residents of that state entering into contracts wholly to be performed in that state. In particular, it shall be construed to the maximum extent possible to comply with all of the terms and conditions of the Delaware
Act. If it shall be determined by court order not subject to appeal or discretionary review that any provision or wording of this Agreement shall be invalid or unenforceable under the Delaware Act or other applicable law, such invalidity or unenforceability shall not invalidate the entire Agreement, in which case this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of applicable law, and, in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.

     SECTION 12.06. Further Assurance. Each Individual Limited Partner, upon the request of the General Partner, agrees to perform all further acts and to execute,

                                       34

acknowledge and deliver any documents that may reasonably be necessary to carry out the provisions of this Agreement.

     SECTION 12.07. Filings. The General Partner shall promptly prepare, following the execution and delivery of this Agreement, any documents required to be filed and recorded, or, which are in the General Partner's discretion, appropriate for filing and recording, under the Delaware Act, and any member of the General Partner, as an authorized person, shall promptly cause each such document to be filed and recorded in accordance with the Delaware Act and, to the extent required by local law, to be filed and recorded or notice thereof to be published in the appropriate place in each State in which the Partnership may hereafter establish a place of business. The General Partner shall also promptly cause to be filed, recorded and published such statements of fictitious business name and other notices, certificates, statements or other instruments required by any provision of any applicable law of the United States or any State or other jurisdiction which governs the conduct of its business from time to time.

     SECTION 12.08. Power of Attorney. (a) Each Individual Limited Partner does hereby constitute and appoint the General Partner and each member thereof, with full power of substitution, as his true and lawful representative and attorney-in-fact, in his name, place and stead to make, execute, sign, deliver and file the (i) Certificate of Limited Partnership and any amendment thereof required because of an amendment to this Agreement or in order to effectuate any change in the membership of the Partnership, (ii) any amendments to this
Agreement in accordance with Section 12.01, (iii) all such other instruments, documents and certificates which may from time to time be required by the laws of the United States of America, the State of Delaware or any other State, or any political subdivision or agency thereof, or any foreign country, to effectuate, implement and continue the valid and subsisting existence of the
Partnership or to dissolve the Partnership and (iv) any document, certificate, instrument or agreement necessary or desirable to effectuate the transfer of all or any part of a Limited Partner's limited partner interest in the Partnership in accordance with the provisions of Articles 3 or 10.

     Such representatives and attorneys-in-fact shall not have any right, power or authority to amend or modify this Agreement except in accordance with the terms of this Agreement when acting in such capacities.

     (d) The power of attorney granted pursuant to this Section 12.08 is coupled with an interest and shall survive and not be affected by the subsequent death, incapacity, disability, dissolution, termination or bankruptcy of the Individual
Limited Partner granting such power of attorney or the transfer of all or any portion of such Individual Limited Partner's limited partnership interest in the
Partnership, and extend to such Individual Limited Partner's successors, assigns and legal representatives.

     SECTION 12.09. No Bill for Partnership Accounting. Subject to mandatory provisions of law applicable to an Individual Limited Partner and to circumstances

                                       35

involving a breach of this Agreement, each of the Limited Partners covenants that it will not (except with the consent of the General Partner) file a bill for a Partnership accounting.

     SECTION 12.10. Goodwill. No value shall be placed on the name or goodwill of the Partnership.

     SECTION 12.11. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telex, facsimile or similar writing) and shall be given to such party at its address or telex or facsimile number set forth in a schedule filed with the records of the Partnership or such other address or telex or facsimile number as such party may hereafter specify for the purpose by notice in like manner to the General Partner. Each such notice, request or other communication shall be effective (a) if given by telex or facsimile, when such telex or facsimile is transmitted to the telex or facsimile number specified pursuant to this Section 12.11 and the appropriate answerback or confirmation is received, (b) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (c) if given by any other means, when delivered at the address specified pursuant to this Section 12.11.

     SECTION 12.12. Arbitration. In the event that any dispute arises between an
Individual Limited Partner, on the one hand, and Greenhill, the Partnership, the
General Partner or any member thereof, on the other hand, relating to or in connection with this Agreement, the Partnership and its business or affairs, the
Fund Partnership Agreements or the Funds' business or affairs, such Limited
Partner shall attempt to resolve such dispute by discussion and negotiation within thirty days after the date one such party (the "Initiating Party")
initially raises such dispute. Any and all disputed issues that are not resolved in writing by the parties during such thirty (30) day period shall be finally settled by binding arbitration to be held in Wilmington, Delaware or New York
City, New York in accordance with the Commercial Arbitration Rules of the
American Arbitration Association, as from time to time amended and in effect.
The parties to this Agreement hereby waive (and agree to cause their respective
Affiliates to waive) any right to refer such dispute or controversy to any other forum or tribunal. The arbitration panel shall be composed of three arbitrators, appointed pursuant to the following procedure. The Initiating Party shall notify the other party (the "Responding Party") of the substance of its claim and the name and address of the arbitrator chosen by the Initiating Party. Within thirty days of receipt of such notification, the Responding Party shall notify the
Initiating Party of its answer to the claim made, any counterclaim which it wishes to assert in the arbitration, and the name and address of the arbitrator chosen by the Responding Party. If this is not done by the Responding Party within thirty (30) days, appointment of the second arbitrator shall be made by the American Arbitration Association upon request of the Initiating Party. The arbitrators shall choose a third arbitrator, who shall serve as president of the panel thus composed. If the arbitrators fail to agree upon the choice of a third arbitrator within thirty (30) days from the appointment of the second arbitrator, the

                                       36

third arbitrator will be appointed by the American Arbitration
Association upon the request of the arbitrators or either of the parties. In all cases the arbitrators must be persons who are knowledgeable about and have recognized ability and experience in dealing with the subject matter of the dispute. The arbitrators will decide the dispute by majority decision and in accordance with Delaware law. The decision shall be rendered in writing and shall bear the signatures of at least two arbitrators. It also shall identify the members of the arbitration panel, and the time and place of the award granted. Finally, it will determine the expenses of the arbitration and the party who shall be charged therewith or the allocation of the expenses between the parties in the discretion of the panel. The arbitration decision shall be rendered as soon as possible, but in any event not later than six months after the constitution of the arbitration panel. The arbitration decision shall be final and binding upon both parties. Judgment upon any award rendered by the arbitration panel may be entered in any court having jurisdiction thereof or having jurisdiction over the party against whom enforcement is sought or having jurisdiction over any of such party's assets. To the maximum extent permitted by law, the parties to this Agreement hereby waive (and agree to cause their respective Affiliates to waive) any right of appeal from any judgment rendered upon an award, particularly including (but not limited to) appeals with respect to any question of law.

     SECTION 12.13. Withholding. The General Partner shall have the right to deduct and withhold from any distributions or other assets any federal, state or local taxes that it determines in good faith to be required by law to be withheld with respect to income allocable to any Limited Partner.

     SECTION 12.14. Headings. Section and other headings contained in this
Agreement are for reference only and are not intended to describe, interpret, define or limit the scope or intent of this Agreement or any provision hereof.

                                   ARTICLE 13
                              CLAWBACK OBLIGATIONS

     SECTION 13.01. General Partner Clawback. The Partners acknowledge and agree that the Partnership may be obligated to make payments to the Funds under
Section 10.04(b) of the Fund Partnership Agreements (the "Clawback Obligation").
The Partnership shall satisfy the Clawback Obligation,

          (i) first by payment from each Partner's Segregated Account based on each Partner's Pro Rata Share of the Clawback Obligation; and

          (ii) then, each Partner will be required to make a payment pursuant to
     Section 13.02 in an amount equal to such Partner's Pro Rata Share of the
     Clawback Obligation less amounts paid pursuant to clause (i) above.

                                       37

     "Pro Rata Share" shall be determined (i) first, based on the amount of each
Partner's Loss Amount (or portion thereof attributable to a member of the
General Partner) for all Clawback Obligation payments up to an amount equal to the aggregate Loss Amounts and (ii) with respect to any excess, then based on the aggregate Carried Interest distributions theretofore received by each
Partner (or member of the General Partner) including amounts held in the
Segregated Accounts after giving effect to clause (i) above.

     SECTION 13.02. Guaranty. (a) Each Partner and each member of the General
Partner (each, together with any Person who may hereafter agree to become a guarantor under this Agreement by signing a written instrument expressly agreeing to be so bound, each a "Guarantor," and collectively, the "Guarantors")
hereby unconditionally and irrevocably guarantees severally (and not jointly)
the full payment in cash, when due, of such Guarantor's Pro Rata Share of the
Clawback Obligation, and if for any reason the Partnership (the "Obligor") shall fail fully and punctually to pay the Clawback Obligation, each of the Guarantors shall pay its Pro Rata Share of such Clawback Obligation; provided that (i) the payment obligation of each Guarantor shall be reduced by any amounts applied from such Guarantor's Segregated Account and (ii) the amount payable by each
Guarantor shall not exceed the aggregate Carried Interest distributions received by such Guarantor directly or indirectly from the Partnership (or held in such
Guarantor's Segregated Account) less the deemed income tax liability (calculated based on the Tax Percentage) on income allocated with respect to such Carried
Interest distributions. This Agreement is an absolute, unconditional, continuing guarantee of payment and not of collection, and is in no way conditioned or contingent upon any attempt to collect from the Obligor, enforce performance by the Obligor or on any other condition or contingency.

     (b) Each guaranty pursuant to paragraph (a) above is expressly for the benefit of the Funds and the limited partners of the Funds (the "Fund Limited
Partners") and shall not be impaired, discharged or terminated by any other act or omission that may, in accordance with applicable law, affect the enforceability of a guaranty, and shall not be affected by the bankruptcy, insolvency or inability to pay of the Obligor, a Guarantor or of any other party.

     (c) Promptly following the determination that a contribution is required to be made by the Obligor pursuant to Section 10.04(b) of the Fund Partnership
Agreement, the Obligor shall notify the Guarantors of each Guarantor's Pro Rata
Share of the amount of the Clawback Obligation, after application of the amounts in the Segregated Accounts, which shall be payable to the Partnership or as otherwise designated in such notice. When the Clawback Obligation becomes due and payable and the Obligor fails to fully and punctually pay and perform its
Clawback Obligation, the Funds or any of the Fund Limited Partners may make demand upon a Guarantor for the payment of such Guarantor's obligations hereunder.

                                       38

     (d) To the fullest extent permitted by law, the Guarantor irrevocably waives acceptance hereof, presentment, demand, protest, benefit of order, notice of dishonor and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Obligor or any other Person.

     (e) The obligations of each Guarantor under this Agreement shall be unconditional and primary (as though such Guarantor were the maker of its Pro
Rata Share of the Clawback Obligation), irrespective of the validity or enforceability of the Clawback Obligation, and shall not be affected by any action taken under the Clawback Obligation in the exercise of any right or remedy therein conferred, or by any failure or omission on the part of the Funds or the Fund Limited Partners to enforce any right given thereunder or hereunder or any remedy therein conferred, or by any failure or omission on the part of the Funds or the Fund Limited Partners to enforce any right given thereunder or hereunder or any remedy conferred thereby or hereby, or by any waiver of any term, covenant, agreement or condition of the Clawback Obligation or this
Agreement, or by any other circumstance which may or might be in any manner or to any extent vary the risk of any Guarantor hereunder.

     (f) Except for the addition of Guarantors set forth in the following sentence, this Article 13 may not be amended except with the written consent of the Required Limited Partners and the unanimous consent of the Guarantors. The
Obligor hereby agrees that it will not admit any Person as a Partner and the
General Partner hereby agrees that it will not permit any Person to become entitled to any share of its distributions unless such Person shall have first executed a supplement hereto pursuant to which such Person agrees to become a
Guarantor hereunder and to be bound by the provisions of this Article 13.

                                       39

     IN WITNESS WHEREOF, the undersigned have hereto set their hands as of the day and year first above written.

By: GCP, LLC
       as general partner

By: /s/ Robert H. Niehaus
    -----------------------------
    Name: Robert H. Niehaus
    Title: Senior Member

By: Greenhill & Co., LLC
       as limited partner

By: /s/ Robert H. Niehaus
    ----------------------------
    Name: Robert H. Niehaus
    Title:   Managing Director

                                       40

             Individual Limited Partner Signature Page for GCP, L.P.

Individual Limited Partner:

/s/ Jeffrey F. Buckalew
----------------------------
Name: Jeffrey F. Buckalew

Individual Limited Partner
Commencement Date:

Address for Notices:
125 West 76th Street - Apt. 5B
New York, NY 10023

Accepted:

GCP, LLC

By: /s/ Robert H. Niehaus
    ------------------------
    Name: Robert Niehaus
    Title: Senior Member

             Individual Limited Partner Signature Page for GCP, L.P.

Individual Limited Partner:

/s/ Harold J. Rodriguez, Jr.
------------------------------
Name: Harold J. Rodriguez, Jr.

Individual Limited Partner
Commencement Date:

Address for Notices:
896 Burr Street
Fairfield, CT 06430

Accepted:

GCP, LLC

By: /s/ Robert H. Niehaus
    -----------------------
    Name: Robert Niehaus
    Title: Senior Member

             Individual Limited Partner Signature Page for GCP, L.P.

Individual Limited Partner:

/s/ Jeffrey P. Williams
------------------------------
Name: Jeffrey P. Williams

Individual Limited Partner
Commencement Date:

Address for Notices:
31 W 52nd St.
16th Floor
New York, NY 10019

Accepted:

GCP, LLC

By: /s/ Robert H. Niehaus
    --------------------------
    Name: Robert Niehaus
    Title: Senior Member

             Individual Limited Partner Signature Page for GCP, L.P.

Individual Limited Partner:

/s/ Timothy M. Dwyer
------------------------------
Name: Timothy M. Dwyer

Individual Limited Partner
Commencement Date:

Address for Notices:
73 Bellevue Avenue
Rye, New York 10550

Accepted:

GCP, LLC

By: /s/ Robert H. Niehaus
    --------------------------
    Name: Robert Niehaus
    Title: Senior Member

             Individual Limited Partner Signature Page for GCP, L.P.

Individual Limited Partner:

/s/ James Blyth
------------------------------
Name: James Blyth

Individual Limited Partner
Commencement Date:

Address for Notices:
Greenhill & Co.
56-58 Conduit Street
London WIR 9FD
U.K.

Accepted:

GCP, LLC

By: /s/ Robert H. Niehaus
    --------------------------
    Name: Robert Niehaus
    Title: Senior Member

Individual Limited Partner Signature Page for GCP, L.P.

Individual Limited Partner:

/s/ James Lupton
------------------------------
Name: James Lupton

Individual Limited Partner
Commencement Date:

Address for Notices:
Greenhill & Co.
56-58 Conduit Street
London WIR 9FD
U.K.

Accepted:

GCP, LLC

By: /s/ Robert H. Niehaus
    --------------------------
    Name: Robert Niehaus
    Title: Senior Member

             Individual Limited Partner Signature Page for GCP, L.P.

Individual Limited Partner:

/s/ Peter C. Krause
------------------------------
Name: Peter C. Krause

Individual Limited Partner
Commencement Date:

Address for Notices:
Greenhill & Co., LLC
16th Floor
31 W. 52nd Street
New York, NY 10019

Accepted:

GCP, LLC

By: /s/ Robert H. Niehaus
    --------------------------
    Name: Robert Niehaus
    Title: Senior Member

Individual Limited Partner Signature Page for GCP, L.P.

Individual Limited Partner:

/s/ Simon Borrows
------------------------------
Name: Simon Borrows

Individual Limited Partner
Commencement Date:

Address for Notices:

56-58 Conduit Street
London WIR 9FD
U.K.

Accepted:

GCP, LLC

By: /s/ Robert H. Niehaus
    --------------------------
    Name: Robert Niehaus
    Title: Senior Member

                     Signature Page for Members of GCP, LLC

The undersigned hereby agrees to become a Guarantor under Article 13 and to be bound by the provisions thereof.

/s/ Robert F. Greenhill
------------------------------
Name: Robert F. Greenhill

Address for Notices: Greenhill & Co., LLC
                     31 West 52nd Street, 16th Floor
                     New York, NY 10019

Accepted:

GCP, LLC

By: /s/ Robert H. Niehaus
    --------------------------
    Name: Robert Niehaus
    Title: Senior Member

                     Signature Page for Members of GCP, LLC

The undersigned hereby agrees to become a Guarantor under Article 13 and to be bound by the provisions thereof.

/s/ Scott L. Bok
------------------------------
Name: Scott L. Bok

Address for Notices: Greenhill & Co., LLC
                     31 West 52nd Street, 16th Floor
                     New York, NY 10019

Accepted:

GCP, LLC

By: /s/ Robert H. Niehaus
    --------------------------
    Name: Robert Niehaus
    Title: Senior Member

                     Signature Page for Members of GCP, LLC

The undersigned hereby agrees to become a Guarantor under Article 13 and to be bound by the provisions thereof.

/s/ Robert H. Niehaus
------------------------------
Name: Robert H. Niehaus

Address for Notices: Greenhill Capital Partners
                     31 West 52nd Street, 16th Floor
                     New York, NY 10019

Accepted:

GCP, LLC

By: /s/ Robert H. Niehaus
    --------------------------
    Name: Robert Niehaus
    Title: Senior Member

                                                                      APPENDIX A

                                   DEFINITIONS

     "Advisers Act" means the Investment Advisers Act of 1940, as amended from time to time.

     "Advisory Committee" means the committee of Limited Partners described in
Section 2.03.

     "Advisory Limited Partner" means each of the members of Greenhill who is predominantly engaged in the advisory business.

     "Affiliate" of any Person means any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agreement" means this Agreement of Limited Partnership, as amended from time to time.

     "Allocation Schedule" has the meaning set forth in Section 3.02(a).

     "Annual Allocation Date" has the meaning set forth in Section 3.02(a).

     "Authorized Representative" has the meaning set forth in Section 2.08(a).

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

     "Capital Account" has the meaning set forth in Section 6.04.

     "Capital Commitment" means with respect to each of the Partners whose names appear on Schedule III, the amount set forth opposite the name of such Partner on Schedule III.

     "Capital Contribution" has the meaning set forth in Section 5.01.

     "Carried Interest" means the Carried Interest (as defined in the Fund
Partnership Agreements) that may be distributed to the Partnership, as general partner of the Funds.

     "Carried Interest Annual Pool" has the meaning set forth in Section 3.02.

                                       A-1

     "Carried Interest Points" has the meaning set forth in Section 3.02(a).

     "Carried Interest Share" has the meaning set forth in Section 3.02(a).

     "Carry Participating Partner" means, with respect to any Individual Carry
Annual Pool, any Partner who has an Annual Interest in such Annual Pool.

     "Carry Vested Percentage" has the meaning set forth in Section 3.05.

     "Cause" means (i) any act or omission which constitutes a breach by the
Individual Limited Partner of the Individual Limited Partner's obligations to the Partnership or Greenhill or any of its Affiliates or the failure or refusal of the Individual Limited Partner to perform satisfactorily any duties reasonably required of the Individual Limited Partner, which breach, failure or refusal is not corrected (other than failure to correct by reason of the incapacity of the Individual Limited Partner due to physical or mental illness)
within 10 Business Days after written notification thereof to the Individual
Limited Partner by the Partnership or Greenhill or any of its Affiliates, (ii)
the commission by the Individual Limited Partner of any dishonest or fraudulent act injurious to the interests or business reputation of any of the Partnership or Greenhill, or any of its Affiliates, (iii) any other act or omission which is materially injurious to the interests or business reputation of any of the
Partnership or Greenhill, or its Affiliates, or (iv) a substantial violation of any securities or commodities laws, any rules or regulations issued pursuant to such laws, or rules and regulations of any securities or commodities exchange or association of which the Partnership or Greenhill or any of its Affiliates is a
member or of any policy of the Partnership or Greenhill or any of its Affiliates
relating to compliance with any of the foregoing.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Company" has the meaning set forth in the Recitals of this Agreement.

     "Contributing Partners" has the meaning set forth in Section 5.01.

     "Conversion" has the meaning set forth in the Recitals of this Agreement.

     "Delaware Act" has the meaning set forth in the Recitals of this Agreement.

     "Elimination Event" has the meaning set forth in Section 3.05(d).

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended from time to time.

     "Forfeited Carried Interest Points" has the meaning set forth in Section
3.05(c)

                                       A-2

     "Forfeited Interest Partner" has the meaning set forth in Section 6.02(b).

     "Forfeiture Event" has the meaning set forth in Section 3.05(c).

     "Fully Reduced Partner" has the meaning set forth in Section 3.06(d).

     "Fund Investment" means, with respect to any Fund, any Investment (as defined in the applicable Fund Partnership Agreement) made by such Fund pursuant to such Fund Partnership Agreement.

     "Fund Partnership Agreements" means the agreement of limited partnership of each of the Funds, as amended and in effect from time to time.

     "Fund Partnership Expenses" means any Partnership Expenses (as defined in any Fund Partnership Agreement).

     "Funds" has the meaning set forth in Section 1.04.

     "General Partner" means GCP, LLC, or any other Person who, at such time, has been admitted as a general partner of the Partnership, in such Person's capacity as general partner of the Partnership.

     "Greenhill" means Greenhill & Co., LLC.

     "Indemnification Obligation" has the meaning set forth in Section 8.01(b).

     "Indemnified Person" means each Individual Limited Partner, and each member of the General Partner whether in such Person's capacity as a Limited Partner, a member of the General Partner, or a director, officer, stockholder, employee, agent or representative of the Partnership, the General Partner or of Greenhill
or any of their respective Affiliates.

     "Individual Limited Partner" means, at any time, any Advisory Limited
Partner or Private Equity Limited Partner (including any such Person who has become a Special Limited Partner in accordance with this Agreement) who is at such time a Limited Partner of the Partnership and who is shown as such on the books and records of the Partnership, each in its capacity as a limited partner of the Partnership.

     "Initial Contributing Partners" has the meaning set forth in Section
6.03(e).

     "Initiating Party" has the meaning set forth in Section 12.12.

                                       A-3

     "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time.

     "Investment Expense" has the meaning set forth in Section 4.01.

     "Investment Percentage" means, with respect to any Contributing Partner, the percentage derived by dividing (i) such Contributing Partner's aggregate
Capital Contributions by (ii) the aggregate Capital Contributions of all
Contributing Partners.

     "Investor" means each or any investor in any Partnership or Fund
Investment.

     "Limited Partner" means, at any time, any Person who is at such time a limited partner of the Partnership and shown as such on the books and records of the Partnership, in such Person's capacity as limited partner of the
Partnership.

     "Majority Individual Limited Partners" means, at any time and with respect to a matter, Individual Limited Partners entitled to vote on such matter holding at such time more than 50% of all of the Carried Interest Points of all
Individual Limited Partners entitled to vote on such matter (and present for purposes of a quorum, if applicable) at such time.

     "Member" has the meaning set forth in the Recitals to this Agreement.

     "Net Income" has the meaning set forth in the applicable Partnership
Agreement.

     "Net Loss" has the meaning set forth in the applicable Partnership
Agreement.

     "Partially Reduced Partner" has the meaning set forth in Section 3.05(c)

     "Participation Percentage" means, with respect to any Carry Participating
Partner and any Fund Investment, such Carry Participating Partner's share of the
Carried Interest Share arising from such Fund Investment as determined in the manner set forth in Section 3.02.

     "Partner" means the General Partner or any Limited Partner, and "Partners"
means, collectively, the General Partner and the Limited Partners.

     "Partnership" means GCP, L.P., a Delaware limited partnership, as such limited partnership may from time to time be constituted.

     "Partnership Expenses" has the meaning set forth in Section 4.01.

                                       A-4

     "Person" means any individual, partnership, corporation, limited liability company, trust, estate or designated beneficiary or other entity.

     "Portfolio Company" means, with respect to any Fund Investment, any Person that is the issuer of the equity securities, debt securities or other securities that are the subject of such Fund Investment.

     "Private Equity Limited Partners" means those Partners who are not Advisory
Limited Partners.

     "Proceeding" means any action, claim, suit, investigation or proceeding by or before any court, arbitrator, governmental body or other agency.

     "Proceeds" means, with respect to any Fund Investment, all cash and non-cash proceeds received by the Partnership from any sale of, or distribution from, such Fund Investment, including any dividends, interest or other distributions received by the Partnership in respect of such Fund Investment
(net of any sales commissions, fees or other Investment Expense incurred, directly or indirectly, by the Partnership in connection with such receipt).

     "Proprietary Information" means any information that may have intrinsic value to the Partnership or Greenhill, or its Affiliates, clients or other parties with which the Partnership or Greenhill, or its Affiliates has a relationship, or that may provide the Partnership or Greenhill, or its
Affiliates with a competitive advantage, including, without limitation, any trade secrets; formulas; flow charts; computer programs, access codes or other systems information; algorithms; business, product or marketing plans; sales and other forecasts; financial information; client lists; and information relating to compensation and benefits; provided that such Proprietary Information does not include any information which is available to the general public or is generally available within the relevant business or industry other than as a result of the Individual Limited Partner's action. Proprietary Information may be in any medium or form, including without limitation, physical documents, computer files or discs, videotapes, audiotapes, and oral communications.

     "Reallocated Carried Interest Points" means Carried Interest Points which have been reallocated in accordance with Section 3.02.

     "Required Partners" means, with respect to a fiscal year, both (i) Partners having a majority of the Carried Interest Points awarded for such year and (ii)
the General Partner.

     "Reserved Carried Interest Points" has the meaning set forth in Section
3.02(c).

     "Responding Party" has the meaning set forth in Section 12.12.

                                       A-5

     "Segregated Account" has the meaning set forth in Section 6.02(a).

     "Special Limited Partner" has the meaning set forth in Section 3.05(a).

     "Substituted Limited Partner" has the meaning set forth in Section 10.02.

     "Tax Matters Partner" has the meaning set forth in Section 2.07(c).

     "Transfers" has the meaning set forth in Section 10.01(a).

     "Vested Carried Interest Points" has the meaning set forth in Section
     3.05(c).

                                      A-6

                                                                     SCHEDULE II

                      Assignment of Carried Interest Points

Date of Assignment:
                    -------------------

Individual Limited Partner:

Calendar Year Covered: January 1,      to December 31,
                                  ----                 ----

Investment* Carried Interest Points

----------
     * To be specified either on an annual basis for all investments made during the year or on an investment-by-investment basis.

                                      S-2